===========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

                   REGISTRATION STATEMENT (NO. 2-65955) UNDER
                           THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No

                       Post Effective Amendment No. 22
                                       and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                              Amendment No. 21

                         VANGUARD/TRUSTEES' EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                      P.O. Box 2600, Valley Forge, PA 19482
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (610) 669-1000

                          Raymond J. Klapinsky, Esquire
                                  P.O. Box 876
                             Valley Forge, PA 19482

                It is proposed that this filing become effective:

               It is proposed that the amendment become effective:

         on April 30, 1998, pursuant to paragraph (b) of Rule 485 of the
                          Securities Act of 1933.

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1997 on March 30, 1998.

================================================================================

                         VANGUARD TRUSTEES' EQUITY FUND

                              CROSS REFERENCE SHEET


Form N-1A
Item Number                                                            Location in Prospectus
   Item 1.     Cover Page..............................................Cover Page
   Item 2.     Synopsis                                                Not Applicable
   Item 3.     Condensed Financial Information                         Financial Highlights
   Item 4.     General Description of Registrant                       The Fund's Objectives; Who Should
                                                                       Invest; Investment Strategy;
                                                                       Investment Policies; Investment
                                                                       Limitations; Investment Performance;
                                                                       General Information
   Item 5.     Management of the Fund                                  The Fund and Vanguard

   Item 5A.    Management's Discussion of Fund Performance.............Herein incorporated by reference to
                                                                       Registrant's Annual Reports to
                                                                       Shareholders dated December 31, 1997
                                                                       filed with the Securities and Exchange
                                                                       Commission's EDGAR system on February
                                                                       20, 1998 (U.S. Portfolio) & March 2,
                                                                       1998 (International Value
                                                                       Portfolio)
   Item 6.     Capital Stock and Other Securities......................Buying Shares; Redeeming Shares; Share
                                                                       Price; Dividends, Capital Gains and
                                                                       Taxes; Distribution Options; General
                                                                       Information
   Item 7.     Purchase of Securities Being Offered                    Cover Page; Buying Shares
   Item 8.     Redemption or Repurchase                                Redeeming Shares
   Item 9.     Pending Legal Proceedings                               Not Applicable

Form N-1A                                                              Location in Statement
Item Number                                                            of Additional Information
   Item 10.    Cover Page..............................................Cover Page
   Item 11.    Table of Contents                                       Cover Page
   Item 12.    General Information and History                         Investment Objectives and Policies;
                                                                       General Information
   Item 13.    Investment Objective and Policies                       Investment Objectives and Policies;
                                                                       Investment Limitations

   Item 14.    Management of the Registrant............................Management of the Fund; Investment
                                                                       Advisory Services
   Item 15.    Control Persons and Principal Holders of
               Securities                                              Management of the Fund; General
                                                                       Information
   Item 16.    Investment Advisory and Other Services                  Management of the Fund; Investment
                                                                       Advisory Services
   Item 17.    Brokerage Allocation                                    Not Applicable
   Item 18.    Capital Stock and Other Securities                      General Information; Financial
                                                                       Statements
   Item 19.    Purchase, Redemption and Pricing of Securities
               Being Offered                                           Purchase of Shares; Redemption of
                                                                       Shares;
   Item 20.    Tax Status                                              Appendix
   Item 21.    Underwriters                                            Not Applicable

   Item 22.    Calculation of Performance Data.........................Not Applicable
   Item 23.    Financial Statements                                    Financial Statements

VANGUARD/TRUSTEES'
EQUITY FUND-
U.S. PORTFOLIO
Prospectus
April 30, 1998

A Portfolio of Vanguard/
Trustees' Equity Fund

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 1997.

[VANGUARD GROUP LOGO]

VANGUARD/TRUSTEES' EQUITY FUND-
U.S. PORTFOLIO                           A Growth and Income Stock Mutual Fund

CONTENTS
Portfolio Profile                             1
Portfolio Expenses                            2
Financial Highlights                          3
A Word About Risk                             4
The Portfolio's Objectives                    4
Who Should Invest                             4
Investment Strategy                           5
Investment Policies                           7
Investment Limitations                        8
Investment Performance                        9
Share Price                                   9
Dividends, Capital Gains, and Taxes          10
The Portfolio and Vanguard                   10
Investment Adviser                           11
General Information                          12
Investing with Vanguard                      13
Services and Account Features                13
Types of Accounts                            14
Distribution Options                         15
Buying Shares                                16
Redeeming Shares                             17
Transferring Registration                    20
Portfolio and Account Updates                20
Prospectus Postscript                        22
Investment Primer                            23
Glossary                      Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Trustees' Equity Fund-U.S. Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard/Trustees' Equity Fund (the "Fund"), an open-end investment company.

   The Portfolio seeks to provide long-term capital growth and a modest amount of income by investing in the stocks of U.S. companies. The Portfolio uses both "value" and "growth" investment strategies. About 50% to 70% of the Portfolio's assets are invested in companies whose stocks, according to the Portfolio's adviser, are undervalued; these companies tend to be currently out of favor with investors. The remaining 30% to 50% of assets are invested in companies with a history of sales and earnings growth or, the adviser believes, an expectation of growth.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

A Statement of Additional Information (dated April 30, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of the U.S. Portfolio of Vanguard/Trustees' Equity Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for youR NEEDS. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE            Vanguard/Trustees' Equity Fund-U.S. Portfolio

WHO SHOULD INVEST (page 4)

   o Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

   o Investors seeking capital growth and some income over the long term--at least five years.

   o Investors seeking a fund that employs both value and growth investment strategies.

WHO SHOULD NOT INVEST

   o  Investors seeking significant current income.

   o  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Portfolio is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and to objective risk (the chance that returns from either value stocks or growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends are paid in June and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISER (page 11)

Geewax, Terker & Company, Phoenixville, Pa.

INCEPTION DATE: January 31, 1980


NET ASSETS AS OF 12/31/1997: $174 million

PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997: 0.53%


LOADS, 12B-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: TrUS

VANGUARD FUND NUMBER: 025

CUSIP NUMBER: 921939104

QUOTRON SYMBOL: VTRSX.Q

ACCOUNT FEATURES (page 13)

   o  Telephone Redemption

   o  Vanguard Direct Deposit Service(TM)

   o  Vanguard Automatic Exchange Service(SM)

   o  Vanguard Fund Express(R)

   o  Vanguard Dividend Express(SM)



AVERAGE ANNUAL TOTAL RETURNS--YEARS ENDED DECEMBER 31, 1997
                         1 YEAR   5 YEARS  10 YEARS
                         --------------------------
U.S. Portfolio            29.5%    18.7%     15.6%
S&P 500 Index             33.4     20.3      18.1

QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

                                    [CHART]

IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS BEFORE ADJUSTING FOR INFLATION WERE RELATIVELY HIGH DURING THE PERIODS SHOWN. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                  None
Sales Load Imposed on Reinvested Dividends:       None
Redemption Fees:                                  None
Exchange Fees:                                    None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.

                           PLAIN TALK ABOUT

                        THE COSTS OF INVESTING

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

ANNUAL PORTFOLIO OPERATING EXPENSES
Management and Administrative Expenses:                          0.25%
Investment Advisory Expenses:                                    0.22%
12b-1 Marketing Fees:                                             None
Other Expenses
   Marketing and Distribution Costs:                   0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):     0.04%
Total Other Expenses:                                            0.06%
                                                                 ----
         TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.53%
                                                                 ====


   The  following  example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

                      -----------------------------------
                      1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      -----------------------------------
                        $5       $17      $30      $66
                      -----------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                           PLAIN TALK ABOUT

                            FUND EXPENSES

          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. The U.S. Portfolio's expense ratio in fiscal year 1997 was 0.53%, or $5.30 per $1,000 of average net assets. The average growth and income equity mutual fund had expenses in 1997 of 1.20%, or $12 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Portfolio for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse LLP, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance.



------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                              1997     1996     1995    1994     1993      1992     1991     1990    1989     1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $37.08   $37.01   $29.09   $30.65   $28.43   $28.20   $22.90    $26.15  $26.35   $22.77
                                            ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                       .44      .65      .62      .34      .43      .68      .71      1.02     .87     1.02
   Net Realized and Unrealized
      Gain (Loss) on Investments              9.64     6.87     8.96    (1.53)    4.38     1.08     5.30     (3.19)   3.62     4.53
                                            ----------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS       10.08     7.52     9.58    (1.19)    4.81     1.76     6.01     (2.17)   4.49     5.55
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net
      Investment Income                       (.43)    (.67)    (.61)    (.34)    (.43)    (.67)    (.71)    (1.08)   (.88)    (.97)
   Distributions from Realized
      Capital Gains                          (9.91)   (6.78)   (1.05)    (.03)   (2.16)    (.86)   --        --      (3.81)   (1.00)
                                            ----------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                   (10.34)   (7.45)   (1.66)    (.37)   (2.59)   (1.53)    (.71)    (1.08)  (4.69)   (1.97)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $36.82   $37.08   $37.01   $29.09   $30.65   $28.43   $28.20    $22.90  $26.15   $26.35
====================================================================================================================================
TOTAL RETURN                                 29.48%   21.30%   33.21%   -3.91%   17.24%    6.45%   26.57%    -8.33%  17.23%   24.64%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $174     $158     $137     $113     $119      $68     $115      $100    $121     $115
Ratio of Total Expenses to
   Average Net Assets                         0.53%    0.49%    0.56%    0.73%    0.90%    0.65%    0.44%     0.52%   0.51%    0.58%
Ratio of Net Investment Income to
   Average Net Assets                         1.09%    1.68%    1.79%    1.14%    1.43%    2.33%    2.67%     4.18%   2.90%    3.86%
Portfolio Turnover Rate                        139%     114%      77%     151%     139%     209%      84%       81%     72%      90%
Average Commission Rate Paid                $.0480   $.0534      N/A      N/A      N/A      N/A      N/A       N/A     N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------


                           PLAIN TALK ABOUT


              HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

          The Portfolio began fiscal 1997 with a net asset value (price) of $37.08 per share. During the year, the Portfolio earned $0.44 per share from investment income (interest and dividends) and $9.64 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. In all, $10.34 per share was returned to shareholders in the form of distributions ($0.43 in dividends, $9.91 in capital gains). This resulted in a share price of $36.82 at the end of the year, a decrease of $0.26 per share (from $37.08 at the beginning of the year to $36.82 at the end of the year). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 29.48% for the year.

             As of December 31, 1997, the Portfolio had $174 million in net assets; an expense ratio of 0.53% ($5.30 per $1,000 of net assets); and net investment income amounting to 1.09% of its average net assets. It sold and replaced securities valued at 139% of its total net assets.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the U.S. Portfolio of Vanguard/Trustees' Equity Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in the U.S. Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.

THE PORTFOLIO'S OBJECTIVES

Vanguard/Trustees' Equity Fund-U.S. Portfolio seeks to provide long-term capital growth and a modest amount of income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

   [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
          YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

                           PLAIN TALK ABOUT

                     INVESTING FOR THE LONG TERM

          The Portfolio is intended to be a long-term investment vehicle and is not designed to provide inves-tors with a means of speculating on short-term fluctuations in the stock market.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

   o You wish to add a growth and income stock fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.

   o  You are seeking growth of capital over the long term--at least five years.

   o  You are looking for some dividend income.

   o  You characterize your investment temperament as "relatively aggressive."

   This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

   o The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

   o There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

   o  The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objectives of long-term capital growth and some income. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Trustees without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.

                           PLAIN TALK ABOUT

                       COSTS AND MARKET-TIMING

          Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.

MARKET EXPOSURE

The Portfolio invests in common stocks of U.S. companies. Between 50% and 70% of the Portfolio's assets are invested in common stocks that display value investment characteristics; the remaining portion of the Portfolio's assets are invested in growth-oriented common stocks.

   [FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
          STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------
                         U.S. STOCK MARKET RETURNS (1926-1997)
--------------------------------------------------------------
                          1 YEAR   5 YEARS  10 YEARS  20 YEARS
--------------------------------------------------------------
Best                       53.9%    23.9%    20.1%     16.9%
Worst                     -43.3    -12.5     -0.9       3.1
Average                    13.0     10.5     10.9      10.9
--------------------------------------------------------------


   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Portfolio in particular.

                           PLAIN TALK ABOUT

                           GROWTH FUNDS AND
                             VALUE FUNDS

          Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains
          (which may be taxed at lower rates than dividend income).Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

   Finally, the U.S. Portfolio invests in large-, mid-, and small-capitalization stocks. Mid- and small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. For this reason and because the U.S. Portfolio does not hold the same securities held in the S&P Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

   [FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE  RISK,  WHICH IS THE POSSIBILITY
          THAT RETURNS FROM EITHER VALUE OR GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS GROUPS, VALUE STOCKS AND GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                           PLAIN TALK ABOUT

               LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

          Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion.

SECURITY SELECTION

Geewax, Terker & Company ("Geewax, Terker"), adviser to the Portfolio, uses a multistep process in evaluating and picking stocks for the Portfolio.

   In screening stocks for the value portion of the Portfolio, Geewax, Terker examines a company's financial statements; measures the market's response to the company's recent earnings announcements; and reviews analyst data to find problems that may not be detected from the company's financial reports.

   To be considered for the U.S. Portfolio's growth portion, a company must, in Geewax, Terker's opinion, be financially sound and have the ability to finance future growth; be considered a "growth stock" by the general market; and have earnings that are growing at a higher-than-expected rate.


   All value and growth stocks owned by the Portfolio must pass this screening process. The top ten holdings (which amounted to 21.8% of the Portfolio's total net assets) as of December 31, 1997, follow.

         1. Intel Corp.
         2. General Electric Co.
         3. Merck & Co., Inc.
         4. Procter & Gamble Co.
         5. Wal-Mart Stores, Inc.
         6. Bristol-Myers Squibb Co.
         7. Standard & Poor's Depositary Receipts
         8. Morgan Stanley, Dean Witter, Discover and Co.
         9. Cisco Systems, Inc.
        10. Exxon Corp.


                           PLAIN TALK ABOUT

                      PORTFOLIO DIVERSIFICATION

          In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.

   Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time.

   The Portfolio is run by Geewax, Terker according to traditional methods of active investment management, which means securities are bought and sold according to Geewax, Terker's judgments about companies and their financial prospects, and about the stock market and the economy in general.

   [FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE  POSSIBILITY
          THAT GEEWAX, TERKER MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER


Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past ten years has been high--about 116%--and has exceeded 100% in four of the past five years. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


                           PLAIN TALK ABOUT

                          PORTFOLIO TURNOVER


          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.


INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Portfolio may follow a number of other investment policies to achieve its objectives.


   The Portfolio may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in either U.S. or foreign markets.

   Because of its investments in foreign securities, the Portfolio is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

   In addition, the Portfolio is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.


   The Portfolio may also invest in derivatives.

                           PLAIN TALK ABOUT


                             THE RISKS OF
                       INTERNATIONAL INVESTING

          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Portfolio's Statement of Additional Information.

   [FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST,  THE  PORTFOLIO  RESERVES THE
          RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.The reasons for which the Portfolio will invest in futures and options are:

   o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.


   The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

                           PLAIN TALK ABOUT

                             DERIVATIVES

          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

Investment Limitations


The Portfolio has adopted limitations on some of its investment policies. Some of these limitations are that the Portfolio will not:

   o  Invest more than 25% of its assets in any one industry.

   o Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, this Portfolio will not:

   o  Invest more than 5% of its assets in the securities of any one company.

   o  Buy more than 10% of the outstanding voting securities of any company.

   A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Vanguard/Trustees' Equity Fund-U.S. Portfolio invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR YEARS ENDED DECEMBER 31, 1997

                             1 YEAR    5 YEARS   10 YEARS
U.S. Portfolio                29.5%     18.7%      15.6%
S&P 500 Index                 33.4%     20.3%      18.1%



   The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged S&P 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

   In weighing these performance figures, note that the U.S. Portfolio has been in operation since January 31, 1980, and managed by Geewax, Terker since April 1, 1992.

                           PLAIN TALK ABOUT

                           PAST PERFORMANCE

          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:

                               TOTAL ASSETS   -   LIABILITIES
         NET ASSET VALUE =    --------------------------------
                                NUMBER OF SHARES OUTSTANDING

The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.


   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is TRUS.


                           PLAIN TALK ABOUT

                            DISTRIBUTIONS

          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either income dividends or capital gains distributions. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year. You can choose to receive your distributions of income and/or capital gains in cash, or you can have them automatically invested in more shares of the Portfolio. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Each year Vanguard will send you a statement showing the tax status of all your distributions.


   o The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.


   o If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   o Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Portfolio.

                           PLAIN TALK ABOUT

                         "BUYING A DIVIDEND"

          Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

THE PORTFOLIO AND VANGUARD


The U.S. Portfolio of Vanguard/Trustees' Equity Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

                           PLAIN TALK ABOUT

                VANGUARD'S UNIQUE CORPORATE STRUCTURE

          The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

   A list of the Fund's Trustees and Officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Portfolio employs Geewax, Terker & Company ("Geewax, Terker"), 99 Starr Street, Phoenixville, PA 19460, as its investment adviser. Geewax, Terker manages the Portfolio subject to the control of the Trustees and officers of the Fund.

   Geewax, Terker is paid an advisory fee at the end of each fiscal quarter. The fee is based on the Portfolio's average month-end net assets during the quarter, multiplied by an annual percentage rate of 0.40%.

   The advisory fee may be increased or decreased by an incentive/penalty fee based on the difference between the Portfolio's cumulative 36-month total return performance and that of the S&P 500 Index.


   For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of 0.18% based on performance.


   The agreement authorizes Geewax, Terker to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs Geewax, Terker to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, Geewax, Terker may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then Geewax, Terker is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Geewax, Terker or the Portfolio. However, Geewax, Terker will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Geewax, Terker to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

   The Fund's Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Geewax, Terker or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

                           PLAIN TALK ABOUT


                       THE PORTFOLIO'S ADVISER

          Geewax, Terker & Company, an investment advisory firm founded in 1982, currently manages about $3 billion in assets for institutional endowment and pension funds. The manager responsible for overseeing the implementation of Geewax, Terker's strategy for Vanguard/Trustees' Equity Fund-U.S. Portfolio is:

             JOHN J. GEEWAX, Partner and Founder, Geewax, Terker & Company; has worked in investment management since 1980; B.S., M.B.A., and J.D., University of Pennsylvania.

             Mr. Geewax has served in this capacity since Geewax, Terker became the Portfolio's adviser in April 1992.

GENERAL INFORMATION

The U.S. Portfolio is one of two Portfolios of Vanguard/Trustees' Equity Fund, a Pennsylvania business trust. The other Portfolio is Vanguard International Value Portfolio. The Portfolios are combined under one business trust for administrative purposes, but in virtually all respects operate like separate business trusts.

   Shareholders of the U.S. Portfolio have rights and privileges similar to those enjoyed by corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the Portfolio. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Fund's shares request a meeting in writing.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Trustees' Equity Fund-U.S. Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS              Automatically set up for this Portfolio
(SALES AND EXCHANGES)              unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT            Automatic method for depositing your paycheck
SERVICE(TM)                        or U.S. government payment (including Social
[BOOK]                             Security and government pension checks) into
                                   your account.

VANGUARD AUTOMATIC EXCHANGE        Automatic method for moving a fixed amount of
SERVICE(SM)                        money from one Vanguard fund account to
[BOOK]                             to another.*


VANGUARD FUND EXPRESS(R)           Electronic method for buying or selling
[BOOK]                             shares. You can transfer money between your
                                   Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*


VANGUARD DIVIDEND EXPRESS(SM)      Electronic method for transferring dividend
[BOOK]                             dividend and/or capital gains distributions
                                   directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

VANGUARD BROKERAGE SERVICES        A cost-effective way to trade stocks, bonds,
(VBS)                              and options on major exchanges, Nasdaq, and
[BOOK]                             other domestic over-the-counter markets at
                                   reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                   (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE             To open an account in the name of one
                                   (individual) or more (joint tenants) people.
                                   $3,000 minimum initial investment.


FOR A MINOR CHILD                  To open an account as an UGMA/UTMA
[BOOK]                             (Uniform Gifts/Transfers to Minors Act). Age
                                   of majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR A MINOR CHILD                  To open an account as an Education IRA.
(Vanguard Fiduciary Trust          Eligibility and other requirements are
Company is the custodian.)         established by federal tax law and the
[BOOK]                             law and the Vanguard Education IRA. (Note:
                                   You should establish this type of account with a Vanguard adoption agreement--not an account registration form.) Please call
                                   Investor Information to request the
                                   appropriate brochure and forms. $500 minimum initial investment.


FOR HOLDING TRUST ASSETS           To invest assets held in an existing trust.
[BOOK]                             $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE            To open an account as a retirement trust or
RETIREMENT INVESTMENTS             plan based on an existing corporate or
(Vanguard is not the custodian     institutional plan. These accounts are
or trustee.)                       established by the custodian or trustee of
1-800-662-2003                     the existing plan. $1,000 minimum initial
Individual Retirement Plans        investment.


FOR AN ORGANIZATION                To open an account as a corporation,
                                   partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.


FOR A TRADITIONAL INDIVIDUAL       To open a retirement account in the name of
RETIREMENT ACCOUNT                 an individual. Traditional IRAs can be
(TRADITIONAL IRA)                  established with a contribution, a direct
(Vanguard Fiduciary Trust          rollover from an employer's plan such as a
Company is the custodian.)         401(k), or an asset transfer or rollover from
                                   another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A ROTH INDIVIDUAL              To open an after-tax retirement savings
RETIREMENT ACCOUNT                 account in the name of an individual. Roth
(ROTH IRA)                         IRAs can be established with an after-tax
(Vanguard Fiduciary Trust          contribution, an asset transfer or rollover
Company is the custodian.)         from another financial institution such as a
                                   bank or mutual fund company, or a conversion of an existing IRA. Eligibility and other requirements are established by federal tax law. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE          To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)     an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust          deductible contributions directly to IRAs
Company is the custodian.)         established by their employees. SEPs can be
1-800-662-2003                     established by people who are self-employed,
Individual Retirement Plans        small-business owners, partnerships, or
                                   corporations.

FOR A SAVINGS INCENTIVE MATCH      To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT         an employee. Created as part of the Small
(SIMPLE IRA)                       Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust          replace SAR-SEPs. SIMPLEs are exclusively for
Company is the custodian.)         employers that had 100 or fewer employees in
1-800-662-2003                     the most recent calendar year and that do not
Individual Retirement Plans        maintain another employer-sponsored
                                   retirement plan. SIMPLEs can be established by people who are self-employed, small-business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.

FOR A QUALIFIED RETIREMENT         To open a retirement account that allows
PROGRAM ACCOUNT                    small-business owners or people who are self-
(Vanguard Fiduciary Trust          employed to make tax-deductible retirement
Company can be the trustee.)       contributions for themselves and their
1-800-662-2003                     employees into Profit-Sharing and Money
Individual Retirement Plans        Purchase Pension (Keogh) plans.

FOR A 403(B)(7) CUSTODIAL ACCOUNT  To open a retirement account that allows
(Vanguard Fiduciary Trust          employees of tax-exempt institutions (for
Company is the custodian.)         example, schools or hospitals) to make pretax
1-800-662-2003                     pretax retirement contributions.
Individual Retirement Plans


DISTRIBUTION  OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                       Dividends and capital gains are automatically
                                   reinvested in additional shares of the
                                   Portfolio unless you request a different distribution method.

DIVIDENDS IN CASH                  Dividends are paid by check and mailed to
                                   your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.


CAPITAL GAINS IN CASH              Capital gains distributions are paid by check
                                   and mailed to your account's address of
                                   record, and dividends are reinvested in
                                   additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS        Both dividends and capital gains
IN CASH                            distributions are paid by check and mailed to
                                   your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features." To transfer cash dividends and/or capital gains to another Vanguard fund, call Client Services.

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.


BUYING SHARES


You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                          OPEN A NEW ACCOUNT          ADD TO AN EXISTING ACCOUNT


MINIMUM INVESTMENT        $3,000 (regular account);   $100 by mail or exchange;
                          $1,000 (Traditional IRAs,   $1,000 by wire.
                          Roth IRAs, and custodial
                          accounts for minors);
                          $500 (Education IRAs).


BY MAIL                   Complete and sign the       Mail your check with an
[ENVELOPE]                application form.           Invest-By-Mail form
FIRST-CLASS mail to:                                  detached from your
The Vanguard Group                                    confirmation statement to
P.O. Box 2600                                         the address listed on the
Valley Forge,                                         form.
PA 19482-2600
                          Make your check payable to: Make your check payable
EXPRESS or REGISTERED     The Vanguard Group-25       to: The Vanguard Group-25
mail to:
The Vanguard Group        All purchases must be made  All purchases must be made
455 Devon Park Drive      in U.S. dollars, and        in U.S. dollars, and
Wayne, PA 19087-1815      checks must be drawn on     checks must be drawn on
                          U.S. banks.                 U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE              Call Vanguard Tele-Account* Call Vanguard Tele-
[TELEPHONE]               24 hours a day--or Client   Account* 24 hours a day--
1-800-662-6273            Services during business    or Client Services during
Vanguard Tele-Account(R)  hours--to exchange from     business hours--to
1-800-662-2739            another Vanguard fund       exchange from another
Client Services           account with the same       Vanguard fund account with
                          registration (name,         the same registration
                          address, taxpayer I.D.,     (name, address, taxpayer
                          and account type).          I.D., and account type).

                                                      Use Vanguard Fund Express
                                                      (see "Services and Account
                                                      Features") to transfer
                                                      assets from your bank
                                                      account. Call Client
                                                      Services before your first
                                                      use to verify that this
                                                      option is in place.

                          *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

                          OPEN A NEW ACCOUNT          ADD TO AN EXISTING ACCOUNT

BY WIRE                   Call Client Services to     Call Client Services to
[WIRE]                    arrange your wire           arrange your wire
Wire to:                  transaction.                transaction.
CoreStates Bank, N.A.
ABA 031000011             Wire transactions are not   Wire transactions are not
CoreStates No. 0101 9897  available for retirement    available for retirement
[Temporary Account        accounts, except for asset  accounts, except for asset
Number] Vanguard/         transfers and direct        transfers and direct
Trustees' Equity          rollovers.                  rollovers.
Fund- U.S. Portfolio
[Account Registration]
Attention: Vanguard

AUTOMATICALLY                         --              Vanguard offers a variety
[CIRCLE OF ARROWS]                                    of ways that you can add
                                                      to your account
                                                      automatically. See
                                                      "Services and Account
                                                      Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Portfolio shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

   To  protect  your  account  from   unauthorized   or   fraudulent   telephone
instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   [CHECK] Portfolio name.

   [CHECK] 10-digit account number.

   [CHECK] Name and address exactly as registered on that account.

   [CHECK] Social Security or employer identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

   [CHECK] Portfolio name and account number.

   [CHECK] Amount of the transaction (in dollars or shares).

   [CHECK] Signatures of all owners exactly as registered on the account.

   [CHECK] Signature guarantees (if required).

   [CHECK] Any supporting legal documentation that may be required.

   [CHECK] Any certificates you are holding for the account.



   Sales or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Portfolio will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.

   The Portfolio reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.


   Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio.


   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES       ACCOUNT TYPE

BY TELEPHONE                       ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE]                        Call Vanguard Tele-Account* 24 hours a day--
1-800-662-6273                     or Client Services during business hours--to
Vanguard Tele-Account              sell or exchange shares. You can exchange
1-800-662-2739                     shares from this Portfolio to open an
Client Services                    account in another Vanguard fund or to add to
                                   an existing Vanguard fund account with an identical registration.

                                   RETIREMENT:
                                   You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                   *You must obtain a Personal Identification
                                   Number through Tele-Account at least seven days before you request your first redemption.


BY MAIL                            ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                         Send a letter of instruction signed by all
FIRST-CLASS mail to:               registered account holders. Include the
The Vanguard Group                 Portfolio name and account number and (if you
Vanguard/Trustees' Equity Fund-    are selling) a dollar amount or number of
U.S. Portfolio                     shares OR (if you are exchanging) the name of
P.O. Box 1120                      the fund you want to exchange into and a
Valley Forge, PA 19482-1120        dollar  amount or number of shares. To
                                   exchange into an account with a different
EXPRESS or REGISTERED mail to:     registration (including a different name,
The Vanguard Group                 address, or taxpayer identification number),
Vanguard/Trustees' Equity Fund-    you must provide Vanguard with written
U.S. Portfolio                     instructions that include the guaranteed
455 Devon Park Drive               signatures of all current account owners.
Wayne, PA 19087-1815
                                   RETIREMENT:
                                   For information on how to request
                                   distributions from:
                                   o Traditional IRAs, Roth IRAs, Education
                                     IRAs--call Client Services.
                                   o SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial
                                     accounts, and Profit-Sharing and Money
                                     Purchase Pension (Keogh) Plans--call
                                     Individual Retirement Plans at
                                     1-800-662-2003.
                                   Depending on your account registration type, additional documentation may be required.

EXCHANGING SHARES ONLINE           You may use your personal computer to
[COMPUTER]                         exchange shares of most Vanguard funds by
                                   accessing our website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                   The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


AUTOMATICALLY                      ALL TYPES EXCEPT RETIREMENT:
[CIRCLE OF ARROWS]                 Vanguard offers several ways to sell or
                                   exchange shares automatically (see "Services and Account Features"). Call Investor
                                   Information for the appropriate booklet and application if you did not elect this feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Portfolio's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES

You may transfer the registration of any of your Portfolio shares to another owner by completing a transfer form and sending it to: The Vanguard Group,
Attention: Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS


We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Trustees' Equity Fund-U.S. Portfolio account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Portfolio's holdings, and other financial statements. To keep the Portfolio's costs as low as possible (so that you and other shareholders can keep more of the Portfolio's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Portfolio shareholders have the same last name and address, we send just one Portfolio report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

CONFIRMATION STATEMENT             Sent each time you buy, sell, or exchange
                                   shares; confirms the trade date and the
                                   amount of your transaction.

PORTFOLIO SUMMARY                  Mailed quarterly; shows the market value of
[BOOK]                             your account at the close of the statement
                                   period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS             Mailed in February and August for this
                                   Portfolio.

TAX STATEMENTS                     Generally mailed in January; report previous
                                   year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT             Issued quarterly for most taxable accounts
[BOOK]                             (accompanies your Portfolio Summary); shows
                                   the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT              Toll-free access to Vanguard fund and account
1-800-662-6273                     information--as well as some transactions--
Any time, seven days a week,       through any touch-tone telephone. Tele-
from anywhere in the continental   Account provides total return, share price,
United States.                     price change, and yield quotations for all
[BOOK]                             Vanguard funds; gives your account balances
                                   and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ONLINE(R)                 Use your personal computer to learn more
www.vanguard.com                   about Vanguard's funds and services; keep in
                                   touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                   Our education-oriented website provides
                                   timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Trustees' Equity Fund-U.S. Portfolio, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   o  The Portfolio's objectives? (page 4)

   o  The Portfolio's investment strategy? (page 5)

   o  Who should invest in the Portfolio? (page 4)

   o  The risks associated with the Portfolio? (pages 4-8)

   o  Whether the Portfolio is federally insured? (inside front cover)

   o  The Portfolio's expenses? (page 2)

   o  The background of the Portfolio's investment manager? (page 11)

   o  How to open an account? (page 16)

   o  How to sell or exchange shares? (pages 18-20)

   o  How often you'll receive statements and financial reports? (page 20)

                               PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

          Reading this prospectus will help you to decide whether Vanguard/ Trustees' Equity Fund-U.S. Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

   o Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

   o Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

   o Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at right).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                                PLAIN TALK ABOUT

                         INFLATION AND YOUR INVESTMENTS

          No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                        INFLATION'S EFFECT ON
                          INVESTMENT RETURNS
                             (1926-1997)

Source: [COPYRIGHT] Stocks, Bonds, Bills, and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex
A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]

Post Office Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our funds, fund services, and retirement accounts; requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your account, account transactions, and account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading stocks, bonds, and options at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access to price and yield, information on your account, and certain transactions

ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER World Wide Web www.vanguard.com

E-mail
online@vanguard.com

[COPYRIGHT] 1998 Vanguard Marketing Corporation, Distributor

P025N

VANGUARD/TRUSTEES'
EQUITY FUND- U.S. PORTFOLIO
Institutional  Prospectus
April
30, 1998

A Portfolio of Vanguard/ Trustees' Equity Fund

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 1997.


[VANGUARD LOGO]

VANGUARD/TRUSTEES' EQUITY FUND-
U.S. Portfolio                  A Growth and Income Stock Mutual Fund

CONTENTS
Portfolio Profile                            1
Portfolio Expenses                           2
Financial Highlights                         3
A Word About Risk                            4
The Portfolio's Objectives                   4
Who Should Invest                            4
Investment Strategy                          5
Investment Policies                          7
Investment Limitations                       8
Investment Performance                       9
Share Price                                 10
Dividends, Capital Gains, and Taxes         10
The Portfolio and Vanguard                  11
Investment Adviser                          11
General Information                         12
Investing with Vanguard
o For Plan Participants                     13
o For Other Institutional Investors         13
Accessing Fund Information by Computer      14
Prospectus Postscript                       15
Investment Primer                           16
Glossary                     Inside Back Cover

INVESTMENT OBJECTIVE AND POLICIES

Vanguard/Trustees' Equity Fund-U.S. Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard/Trustees' Equity Fund (the "Fund"), an open-end investment company.

   The Portfolio seeks to provide long-term capital growth and a modest amount of income by investing in the stocks of U.S. companies. The Portfolio uses both "value" and "growth" investment strategies. About 50% to 70% of the Portfolio's assets are invested in companies whose stocks, according to the Portfolio adviser, are undervalued. The remaining 30% to 50% of assets are invested in companies with a history of sales and earnings growth or, the adviser believes, an expectation of growth.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO


A Statement of Additional Information (dated April 30, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of the U.S. Portfolio of Vanguard/Trustees' Equity Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for your needs. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                  Vanguard/Trustees' Equity Fund-U.S. Portfolio

WHO SHOULD INVEST (page 4)

   o Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

   o Investors seeking capital growth and some income over the long term--at least five years.

   o Investors seeking a fund that employs both value and growth investment strategies.

WHO SHOULD NOT INVEST

   o  Investors seeking significant current income.

   o  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Portfolio is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and to objective risk (the chance that returns from either value stocks or growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends  are paid in June and  December.  Capital  gains,  if any, are paid in
December.   In  participant   accounts,   all  distributions  are  automatically
reinvested.

INVESTMENT ADVISER (page 11)

Geewax, Terker & Company, Phoenixville, Pa.

INCEPTION DATE: January 31, 1980


NET ASSETS AS OF 12/31/1997: $174 million

PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997: 0.53%


LOADS, 12B-1 MARKETING FEES: None

NEWSPAPER ABBREVIATION: TrUS

VANGUARD FUND NUMBER: 025

CUSIP NUMBER: 921939104

QUOTRON SYMBOL: VTRSX.Q

AVERAGE ANNUAL TOTAL RETURNS--YEARS ENDED DECEMBER 31, 1997

                         1 YEAR    5 YEARS    10 YEARS
                         -----------------------------
U.S. Portfolio            29.5%     18.7%      15.6%
S&P 500 Index             33.4      20.3       18.1


QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

                                    [GRAPH]

IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS BEFORE ADJUSTING FOR INFLATION WERE RELATIVELY HIGH DURING THE PERIODS SHOWN. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                 None
Sales Load Imposed on Reinvested Dividends:      None
Redemption Fees:                                 None
Exchange Fees:                                   None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.


                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                           0.25%
Investment Advisory Expenses:                                     0.22%
12b-1 Marketing Fees:                                              None
Other Expenses
   Marketing and Distribution Costs:                  0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):    0.04%
Total Other Expenses:                                             0.06%
                                                                  ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                      0.53%
                                                                  ====


   The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.


                         -----------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
                         -----------------------------------
                           $5       $17      $30      $66
                         -----------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                           PLAIN TALK ABOUT

                            FUND EXPENSES

          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. The U.S. Portfolio's expense ratio in fiscal year 1997 was 0.53%, or $5.30 per $1,000 of average net assets. The average growth and income equity mutual fund had expenses in 1997 of 1.20%, or $12 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Portfolio for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse LLP, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to or calling Vanguard (see back cover).

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


------------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------------------
                                              1997     1996     1995    1994     1993     1992     1991     1990    1989     1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $37.08   $37.01   $29.09  $30.65   $28.43   $28.20  $22.90    $26.15  $26.35   $22.77
INVESTMENT OPERATIONS
   Net Investment Income                        .44      .65      .62     .34      .43      .68     .71      1.02     .87     1.02
   Net Realized and Unrealized
      Gain (Loss) on Investments               9.64     6.87     8.96   (1.53)    4.38     1.08    5.30     (3.19)   3.62     4.53
      TOTAL FROM INVESTMENT OPERATIONS        10.08     7.52     9.58   (1.19)    4.81     1.76    6.01     (2.17)   4.49     5.55
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net
      Investment Income                        (.43)   (.67)    (.61)    (.34)    (.43)    (.67)   (.71)    (1.08)   (.88)    (.97)
   Distributions from Realized
      Capital Gains                           (9.91)  (6.78)   (1.05)    (.03)   (2.16)    (.86)     --       --     3.81)   (1.00)
TOTAL DISTRIBUTIONS                          (10.34)  (7.45)   (1.66)    (.37)   (2.59)   (1.53)   (.71)    (1.08)  (4.69)   (1.97)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $36.82  $37.08   $37.01   $29.09   $30.65   $28.43  $28.20    $22.90   $26.15   $26.35
====================================================================================================================================
TOTAL RETURN                                  29.48%  21.30%   33.21%   -3.91%   17.24%    6.45%  26.57%    -8.33%   17.23%   24.64%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)             $174    $158     $137     $113     $119      $68    $115      $100     $121     $115
Ratio of Total Expenses to
   Average Net Assets                          0.53%   0.49%    0.56%    0.73%    0.90%    0.65%   0.44%     0.52%    0.51%    0.58%
Ratio of Net Investment Income to
   Average Net Assets                          1.09%   1.68%    1.79%    1.14%    1.43%    2.33%   2.67%     4.18%    2.90%    3.86%
Portfolio Turnover Rate                         139%    114%      77%     151%     139%     209%     84%       81%      72%      90%
Average Commission Rate Paid                 $.0480  $.0534       N/A      N/A      N/A      N/A     N/A       N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------


                           PLAIN TALK ABOUT

              HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

          The Portfolio began fiscal 1997 with a net asset value (price) of $37.08 per share. During the year, the Portfolio earned $0.44 per share from investment income (interest and dividends) and $9.64 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. In all, $10.34 per share was returned to shareholders in the form of distributions ($0.43 in dividends, $9.91 in capital gains). This resulted in a share price of $36.82 at the end of the year, a decrease of $0.26 per share (from $37.08 at the beginning of the year to $36.82 at the end of the year). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 29.48% for the year.

             As of December 31, 1997, the Portfolio had $174 million in net assets; an expense ratio of 0.53% ($5.30 per $1,000 of net assets); and net investment income amounting to 1.09% of its average net assets. It sold and replaced securities valued at 139% of its total net assets.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the U.S. Portfolio of Vanguard/Trustees' Equity Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in the U.S. Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.

THE PORTFOLIO'S OBJECTIVES

Vanguard/Trustees' Equity Fund-U.S. Portfolio seeks to provide long-term capital growth and a modest amount of income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

   [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
          YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

   o You wish to add a growth and income stock fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.

   o  You are seeking growth of capital over the long term--at least five years.

   o  You are looking for some dividend income.

   o  You characterize your investment temperament as "relatively aggressive."

   This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

   o The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

                           PLAIN TALK ABOUT

                     INVESTING FOR THE LONG TERM

          The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

   o There is a limit on the number of times you can exchange into or out of the Portfolio. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

   o  The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objectives of long-term capital growth and some income. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Trustees without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.

                           PLAIN TALK ABOUT

                       COSTS AND MARKET-TIMING

          Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio tries to discourage short-term trading by, among other things, closely monitoring daily transactions.

MARKET EXPOSURE

The Portfolio invests in common stocks of U.S. companies. Between 50% and 70% of the Portfolio's assets are invested in common stocks that display value investment characteristics; the remaining portion of the Portfolio's assets are invested in growth-oriented common stocks.

   [FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
          STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------
                               U.S. STOCK MARKET RETURNS (1926-1997)
--------------------------------------------------------------------
                               1 YEAR   5 YEARS  10 YEARS 20 YEARS
--------------------------------------------------------------------
Best                            53.9%    23.9%    20.1%    16.9%
Worst                          -43.3    -12.5     -0.9      3.1
Average                         13.0     10.5     10.9     10.9
--------------------------------------------------------------------


                           PLAIN TALK ABOUT

                           GROWTH FUNDS AND
                             VALUE FUNDS

          Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Portfolio in particular.


   Finally, the U.S. Portfolio invests in large-, mid-, and small-capitalization stocks. Mid- and small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. For this reason and because the U.S. Portfolio does not hold the same securities held in the S&P Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

   [FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE  RISK,  WHICH IS THE POSSIBILITY
          THAT RETURNS FROM EITHER VALUE OR GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS GROUPS, VALUE STOCKS AND GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                           PLAIN TALK ABOUT

               LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


          Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion.


SECURITY SELECTION

Geewax, Terker & Company ("Geewax, Terker"), adviser to the Portfolio, uses a multistep process in evaluating and picking stocks for the Portfolio.

   In screening stocks for the value portion of the Portfolio, Geewax, Terker examines a company's financial statements; measures the market's response to the company's recent earnings announcements; and reviews analyst data to find problems that may not be detected from the company's financial reports.

   To be considered for the U.S. Portfolio's growth portion, a company must, in Geewax, Terker's opinion, be financially sound and have the ability to finance future growth; be considered a "growth stock" by the general market; and have earnings that are growing at a higher-than-expected rate.

                           PLAIN TALK ABOUT

                      PORTFOLIO DIVERSIFICATION

          In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.

   All value and growth stocks owned by the Portfolio must pass this screening process. The top ten holdings (which amounted to 21.8% of the Portfolio's total net assets) as of December 31, 1997, follow.

         1. Intel Corp.
         2. General Electric Co.
         3. Merck & Co., Inc.
         4. Procter & Gamble Co.
         5. Wal-Mart Stores, Inc.
         6. Bristol-Myers Squibb Co.
         7. Standard & Poor's Depositary Receipts
         8. Morgan Stanley, Dean Witter, Discover and Co.
         9. Cisco Systems, Inc.
        10. Exxon Corp.


   Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time.

   The Portfolio is run by Geewax, Terker according to traditional methods of active investment management, which means securities are bought and sold according to Geewax, Terker's judgments about companies and their financial prospects, and about the stock market and the economy in general.

   [FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE  POSSIBILITY
          THAT GEEWAX, TERKER MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER


Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past ten years has been high--about 116%--and has exceeded 100% in four of the past five years. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


                           PLAIN TALK ABOUT

                          PORTFOLIO TURNOVER

          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is approximately 80%.

INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Portfolio may follow a number of other investment policies to achieve its objectives.

   The Portfolio may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in either U.S. or foreign markets.


   Because of its investments in foreign securities, the Portfolio is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.


                           PLAIN TALK ABOUT

                             THE RISKS OF
                       INTERNATIONAL INVESTING

          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Portfolio's Statement of Additional Information.

   In addition, the Portfolio is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.


   The Portfolio may also invest in derivatives.

   [FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST,  THE  PORTFOLIO  RESERVES THE
          RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

                           PLAIN TALK ABOUT

                             DERIVATIVES

          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which the Portfolio will invest in futures and options are:

   o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.


   The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

INVESTMENT LIMITATIONS


The Portfolio has adopted limitations on some of its investment policies. Some of these limitations are that the Portfolio will not:


   o  Invest more than 25% of its assets in any one industry.

   o Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, this Portfolio will not:

   o  Invest more than 5% of its assets in the securities of any one company.

   o  Buy more than 10% of the outstanding voting securities of any company.


   A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.


INVESTMENT PERFORMANCE

Vanguard/Trustees' Equity Fund-U.S. Portfolio invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR YEARS ENDED DECEMBER 31, 1997



                              1 YEAR    5 YEARS   10 YEARS
U.S. Portfolio                 29.5%     18.7%      15.6%
S & P 500 Index                33.4%     20.3%      18.1%



   The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged S&P 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

   In weighing these performance figures, note that the U.S. Portfolio has been in operation since January 31, 1980, and managed by Geewax, Terker since April 1, 1992.

                           PLAIN TALK ABOUT

                           PAST PERFORMANCE

          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:

                               TOTAL ASSETS   -   LIABILITIES
         NET ASSET VALUE =    --------------------------------
                               NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is TRUS.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each June and December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.


   If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard/Trustees' Equity Fund-U.S. Portfolio investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically invested in more shares of the Portfolio. Both dividend and capital gains distributions--whether received in cash or invested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your tax adviser about other tax consequences of an investment in the Portfolio.

                           PLAIN TALK ABOUT

                            DISTRIBUTIONS

          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either income dividends or capital gains distributions. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

The Portfolio and Vanguard


The U.S. Portfolio of Vanguard/Trustees' Equity Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's Trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                           PLAIN TALK ABOUT

                VANGUARD'S UNIQUE CORPORATE STRUCTURE

          The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

INVESTMENT ADVISER

The Portfolio employs Geewax, Terker & Company ("Geewax, Terker"), 99 Starr Street, Phoenixville, PA 19460, as its investment adviser. Geewax, Terker manages the Portfolio subject to the control of the Trustees and officers of the Fund.

   Geewax, Terker is paid an advisory fee at the end of each fiscal quarter. The fee is based on the Portfolio's average month-end net assets during the quarter, multiplied by an annual percentage rate of 0.40%.

   The advisory fee may be increased or decreased by an incentive/ penalty fee based on the difference between the Portfolio's cumulative 36-month total return performance and that of the S&P 500 Index.


   For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of 0.18% based on performance.


   The agreement authorizes Geewax, Terker to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs Geewax, Terker to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, Geewax, Terker may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then Geewax, Terker is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Geewax, Terker or the Portfolio. However, Geewax, Terker will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Geewax, Terker to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

                           PLAIN TALK ABOUT

                       THE PORTFOLIO'S ADVISER


          Geewax, Terker & Company, an investment advisory firm founded in 1982, currently manages about $3 billion in assets for institutional endowment and pension funds. The manager responsible for overseeing the implementation of Geewax, Terker's strategy for Vanguard/Trustees' Equity Fund-U.S. Portfolio is:

             JOHN J. GEEWAX, Partner and Founder, Geewax, Terker & Company; has worked in investment management since 1980; B.S., M.B.A., and J.D., University of Pennsylvania. Mr. Geewax has served in this capacity since Geewax, Terker became the Portfolio's adviser in April 1992.

             Mr. Geewax has served in this capacity since Geewax, Terker became the Portfolio's adviser in April 1992.

   The Fund's Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Geewax, Terker or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION

The U.S. Portfolio is one of two Portfolios of Vanguard/Trustees' Equity Fund, a Pennsylvania business trust. The other Portfolio is Vanguard International Value Portfolio. The Portfolios are combined under one business trust for administrative purposes, but in virtually all respects operate like separate business trusts.

   Shareholders of the U.S. Portfolio have rights and privileges similar to those enjoyed by corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Fund's shares request a meeting in writing.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Trustees' Equity Fund-U.S. Portfolio is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.


   o If you have any questions about the Portfolio or Vanguard, including the Portfolio's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.


   o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Portfolio and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

   o  Before you exchange to another  Vanguard fund  available in your plan, you
      should  read  that  fund's  prospectus.   Contact  Vanguard's  Participant
      Services Center, toll-free, at 1-800-523-1188 for a copy.

   o Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


FOR OTHER INSTITUTIONAL INVESTORS

If you have  questions  about  Vanguard/Trustees'  Equity  Fund-U.S.  Portfolio,
including  how  to  establish  an  account,   call   Vanguard,   toll-free,   at
1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS


Purchases, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


   Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

   o Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

   o Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

   o  Take up to seven days to deliver your redemption proceeds.

   o Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ONLINE(R)
www.vanguard.com

Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Trustees' Equity Fund-U.S. Portfolio, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   o  The Portfolio's objectives? (page 4)

   o  The Portfolio's investment strategy? (page 5)

   o  Who should invest in the Portfolio? (page 4)

   o  The risks associated with the Portfolio? (pages 4-8)

   o  Whether the Portfolio is federally insured? (inside front cover)

   o  The Portfolio's expenses? (page 2)

   o  The background of the Portfolio's investment manager? (page 11)

                           PLAIN TALK ABOUT

                       KEEPING YOUR PROSPECTUS

          Reading this prospectus will help you decide whether Vanguard/Trustees' Equity Fund--U.S. Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

   o Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

   o Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

   o Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                           PLAIN TALK ABOUT

                    INFLATION AND YOUR INVESTMENTS

          No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                             INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                  (1926-1997)

                                    [CHART]

Source: [COPYRIGHT] Stocks, Bonds, Bills, and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex
A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH AND INCOME STOCK FUND

A mutual fund that emphasizes stocks of companies that are believed to offer growth potential as well as market or above-average dividend income.

GROWTH STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS


PARTICIPANT SERVICES CENTER
1-800-523-1188
TEXT TELEPHONE:
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For information on Vanguard funds and services

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online@vanguard.com

[COPYRIGHT] 1998 Vanguard Marketing
Corporation, Distributor

I025N

VANGUARD
INTERNATIONAL VALUE
PORTFOLIO
Prospectus
April 30, 1998

A Portfolio of Vanguard/ Trustees' Equity Fund

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 1997.


Formerly known as Vanguard/Trustees' Equity Fund--International Portfolio

[VANGUARD LOGO]

VANGUARD INTERNATIONAL VALUE PORTFOLIO      An International Stock Mutual Fund

CONTENTS
Portfolio  Profile                                           1
Portfolio Expenses                                           2
Financial Highlights                                         3
A Word About Risk                                            4
The Portfolio's Objectives                                   4
Who Should Invest                                            4
Investment Strategy                                          5
Investment Policies                                          7
Investment Limitations                                       9
Investment Performance                                       9
Share Price                                                 10
Dividends, Capital Gains, and Taxes                         10
The Portfolio and Vanguard                                  11
Investment Adviser                                          11
General Information                                         12
Investing with Vanguard
o        For Plan Participants                              13
o        For Other
Institutional Investors                                     13
Accessing Fund Information by Computer                      14
Prospectus Postscript                                       15
Investment Primer                                           16
Glossary                                     Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard International Value Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard/Trustees' Equity Fund (the "Fund"), an open-end investment company. Prior to April 30, 1997, the Portfolio was known as Vanguard/Trustees' Equity Fund--International Portfolio.

   The Portfolio seeks to provide long-term growth and income by investing primarily in the stocks of large and medium-size companies located outside the United States. The Portfolio uses a "value" investment approach, emphasizing companies that--considering their histories and compared to similar companies--are attractively priced. These companies tend to be out of favor with investors.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR FOREIGN GOVERNMENTS. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO


A Statement of Additional Information (dated April 30, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover), or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard International Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                         Vanguard International Value Portfolio

WHO SHOULD INVEST (page 4)

   o  Investors seeking investment opportunities outside the United States.

   o Investors seeking capital growth and some income over the long term--at least five years.

   o  Investors   willing  to  accept  the  additional   risks  associated  with
      international investing.

WHO SHOULD NOT INVEST

   o  Investors seeking significant current income.

   o  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4--8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. In addition to the risks of U.S. stock funds (market risk, etc.), the Portfolio is subject to risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political or financial problems or natural disasters) and currency risk (the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December.

INVESTMENT ADVISER (page 11)

UBS International Investment London Limited, London, England.

INCEPTION DATE: May 16, 1983


NET ASSETS AS OF 12/31/1997: $777 million

PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997: 0.49%


LOADS, 12B-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: IntlVal

VANGUARD FUND NUMBER: 046

CUSIP NUMBER: 921939203

QUOTRON SYMBOL: VTRIX.Q

ACCOUNT FEATURES (page 14)

   o  Telephone Redemption

   o  Vanguard Direct Deposit Service(TM)

   o  Vanguard Automatic Exchange Service(SM)

   o  Vanguard Fund Express(R)

   o  Vanguard Dividend Express(SM)



AVERAGE ANNUAL TOTAL RETURNS--YEARS ENDED DECEMBER 31, 1997

                                   1 YEAR   5 YEARS  10 YEARS
                                   --------------------------
Vanguard International Value
   Portfolio*                      --4.6%     9.6%     7.6%
MSCI EAFE Index                      2.1     11.7      6.6



QUARTERLY RETURNS (%) 1988--1997 (intended to show volatility of returns)

                                    [CHART]

IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                 None
Sales Load Imposed on Reinvested Dividends:      None
Redemption Fees:                                 None
Exchange Fees:                                   None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.


                           PLAIN TALK ABOUT

                        THE COSTS OF INVESTING

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

ANNUAL PORTFOLIO OPERATING EXPENSES
Management and Administrative Expenses:                         0.26%
Investment Advisory Expenses:                                   0.15%
12b-1 Marketing Fees:                                            None
Other Expenses
         Marketing and Distribution Costs:                0.02%
         Miscellaneous Expenses (e.g., Taxes, Auditing):  0.06%
                                                          ----
Total Other Expenses:                                           0.08%
                                                                ----
         TOTAL OPERATING EXPENSES (EXPENSE RATIO):              0.49%
                                                                ====


   The  following  example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.



         -----------------------------------
         1 YEAR   3 YEARS  5 YEARS  10 YEARS
         -----------------------------------
           $5       $16      $27      $62
         -----------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                           PLAIN TALK ABOUT

                            FUND EXPENSES


          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Value Portfolio's expense ratio in fiscal year 1997 was 0.49%, or $4.90 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 1997 of 1.67%, or $16.70 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding of the Portfolio for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse LLP, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                                                                               YEAR ENDED DECEMBER  31,
                                            ----------------------------------------------------------------------------------------
                                             1997     1996     1995     1994     1993     1992     1991      1990    1989    1988
NET ASSET VALUE, BEGINNING OF YEAR          $27.54   $31.11   $31.48   $31.04   $24.44  $27.78   $26.58     $32.44  $28.27  $28.66
                                            ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                      .690      .82      .75      .55      .50     .66      .78       1.02     .82     .77
   Net Realized and Unrealized
      Gain (Loss) on Investments            (1.945)    2.20    2.185     1.08     6.91    (3.05)   1.80      (4.92)   6.22     4.41
                                            ----------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS      (1.255)    3.02    2.935     1.63     7.41    (2.39)   2.58      (3.90)   7.04     5.18
DISTRIBUTIONS
   Dividends from Net Investment Income      (.690)    (.82)    (.79)    (.56)    (.81)    (.67)   (.77)      (.95)   (.79)    (.99)
   Distributions from Realized
      Capital Gains                         (2.955)   (5.77)  (2.515)    (.63)    --      (.28)   (.61)     (1.01)  (2.08)   (4.58)
                                            ----------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                   (3.645)   (6.59)  (3.305)   (1.19)   (.81)    (.95)  (1.38)     (1.96)  (2.87)   (5.57)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $22.64   $27.54   $31.11   $31.48   $31.04  $24.44   $27.78     $26.58  $32.44  $28.27
====================================================================================================================================
TOTAL RETURN                                 -4.58%   10.22%    9.65%    5.25%   30.49%  -8.72%    9.96%    -12.26%  25.97%  18.78%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $777     $917     $988   $1,053     $982    $678     $878       $796    $646     $467
Ratio of Total Expenses to
   Average Net Assets                         0.49%    0.50%    0.47%    0.34%    0.40%    0.42%   0.38%      0.44%   0.46%    0.51%
Ratio of Net Investment Income to
   Average Net Assets                         2.36%    2.50%    2.29%    1.71%    1.76%    2.48%   2.87%      3.62%   2.61%    2.55%
Portfolio Turnover Rate                         37%      82%      47%      40%      39%      51%     46%        18%     25%      14%
Average Commission Rate Paid                $.0147   $.0582       N/A      N/A      N/A      N/A     N/A        N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------


                           PLAIN TALK ABOUT

              HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


          The Portfolio (known as the International Portfolio of Vanguard/Trustees' Equity Fund until April 30,1997) began fiscal 1997 with a net asset value (price) of $27.54 per share. During the year, the Portfolio earned $0.690 per share from investment income (interest and dividends). There was a decline of $1.945 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $1.255 from investment operations. In all, $3.645 per share was returned to shareholders in the form of distributions ($0.690 in dividends, $2.955 in capital gains). This resulted in a share price of $22.64 at the end of the year, a decrease of $4.90 per share (from $27.54 at the beginning of the year to $22.64 at the end of the year). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was --4.58% for the year.

             As of December 31, 1997, the Portfolio had $777 million in net assets; an expense ratio of 0.49% ($4.90 per $1,000 of net assets); and net investment income amounting to 2.36% of its average net assets. It sold and replaced securities valued at 37% of its total net assets.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard International Value Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard International Value Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.

THE PORTFOLIO'S OBJECTIVES

Vanguard International Value Portfolio seeks to provide long-term capital growth and income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

   [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
          YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

                                PLAIN TALK ABOUT

                          Investing for the Long Term

          The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

   o  You are seeking investment opportunities outside the United States.

   o You wish to add a value-oriented international stock fund to your existing holdings, which could include U.S. stock, bond, money market, and tax-exempt investments.

   o You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.

   o  You are seeking growth of capital over the long term--at least five years.

   This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

   o The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

   o There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

   o  The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objectives of long-term growth and income. It also explains several of the risks--market risk, objective risk, country risk, manager risk, and currency risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Trustees without shareholder approval. However, before making any important change in its policies, the Portfolio will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

The Portfolio is a value-oriented fund that invests primarily in the stocks of large and medium-size non-U.S. companies. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in foreign stocks in at least three different countries.

                           PLAIN TALK ABOUT

                       COSTS AND MARKET-TIMING

          Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   [FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
          STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS.

   To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, a widely used barometer of international stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


                 INTERNATIONAL STOCK MARKET RETURNS (1969--1997)
--------------------------------------------------------------------------------
                                            1 YEAR   5 YEARS  10 YEARS 20 YEARS
--------------------------------------------------------------------------------
Best                                         69.9%    36.5%    22.8%    16.3%
Worst                                       -23.2      1.5      6.6     12.0
Average                                      14.5     13.8     15.3     14.9
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 15.3%, compared to 13.4% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average returns reflect past performance and should not be regarded as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.


   Note, too, that, while the Portfolio emphasizes stocks of large and medium-size companies, it also includes stocks of small companies. Stocks of small companies have historically been more volatile than--and at times have performed quite differently from--the stocks of larger companies. Keep in mind, too, that classifications of companies as large, medium, or small vary from country to country. For instance, a large company in one country could be considered a small company in another.

   For these reasons and because Vanguard International Value Portfolio does not hold the same securities held in the MSCI EAFE Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

   [FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE  RISK,  WHICH IS THE POSSIBILITY
          THAT RETURNS FROM INTERNATIONAL STOCKS WILL TRAIL RETURNS FROM THE U.S. STOCK MARKETS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                           PLAIN TALK ABOUT

                             THE RISKS OF
                       INTERNATIONAL INVESTING

          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the United States. These factors, among others, could negatively impact the returns that Americans receive from a foreign investment. For more information, see the Portfolio's Statement of Additional Information.

SECURITY SELECTION


UBS International Investment London Limited (UBSII), adviser to the Portfolio, believes that research is the key to selecting securities for an international stock portfolio. Much of this research takes the form of on-site visits. In 1997, for instance, UBSII's investment analysts visited some 1,600 companies.


   To be considered for Vanguard International Value Portfolio, a company must--looking at its history and compared to similar companies--be cheap statistically (that is, have an above-average yield and a relatively low price considering its earnings, book value, and cash flow); be out of favor with investors; and appear to have a management that is motivated to make positive changes.

   The adviser decides whether--and how much--to invest in each country by first determining how many of a country's companies meet UBSII's value criteria. Other factors in UBSII's country selection process include the size of the market and the variety of investment opportunities available within the market.

                           PLAIN TALK ABOUT

                      PORTFOLIO DIVERSIFICATION

          In general, the more diversified a fund's portfolio of stocks, the less likely that specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average foreign equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified international mutual funds have 40% more of their assets invested in the stocks of just ten companies.

   [FLAG] THE  PORTFOLIO IS SUBJECT TO COUNTRY  RISK,  WHICH IS THE  POSSIBILITY
          THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   The Portfolio typically holds some 150 securities, with the top 10 holdings making up about 20% of the Portfolio's net assets. The stocks are chosen from a diverse range of industries.


   The Portfolio's top 10 holdings (which amounted to 29.8% of the Portfolio's net assets) as of December 31, 1997, follow.

         1. Groupe Danone SA
         2. Nestle SA (Registered)
         3. Bayer AG
         4. Elf Aquitaine SA
         5. Electrolux AB B Shares
         6. BTR PLC
         7. Allied Domecq PLC
         8. Akzo Nobel NV
         9. AXA-UAP SA
        10. BG PLC


   The Portfolio is run by UBSII according to traditional methods of active investment management, which means that securities are bought and sold according to UBSII's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.

   [FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE  POSSIBILITY
          THAT UBSII MAY DO A POOR JOB OF EVALUATING FOREIGN MARKETS AND SELECTING STOCKS.

PORTFOLIO TURNOVER


Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past ten years has been about 40%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed international stock funds is 64%.


INVESTMENT POLICIES

Besides investing in stocks of foreign companies, the Portfolio may follow a number of investment policies to achieve its objectives.

   The Portfolio may enter into forward foreign currency contracts, which help protect the Portfolio's securities against unfavorable short-term changes in exchange rates. UBSII will use these contracts to eliminate some of the uncertainty of foreign exchange rates--but will not speculate on changes in the market.

   [FLAG] THE PORTFOLIO IS SUBJECT TO CURRENCY  RISK,  WHICH IS THE  POSSIBILITY
          THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

   The Portfolio may also invest in derivatives.

   [FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST,  THE  PORTFOLIO  RESERVES THE
          RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

                                PLAIN TALK ABOUT

                                FORWARD FOREIGN
                               CURRENCY CONTRACTS

          A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market declines.


   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which the Portfolio will invest in futures and options are:

   o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.


   The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

                           PLAIN TALK ABOUT

                             DERIVATIVES

          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

INVESTMENT LIMITATIONS


The Portfolio has adopted limitations on some of its investment policies. Some of these limitations are that the Portfolio will not:


   o Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

   o  Invest more than 25% of its assets in any one industry.

   o Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its assets, it will stop making investments.

With respect to 75% of its assets, this Portfolio will not:

   o  Invest more than 5% in the securities of any one company.

   o  Buy more than 10% of the outstanding voting securities of any company.


A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.


                           PLAIN TALK ABOUT

                            CASH RESERVES

          With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash as described in the prospectus glossary. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some equity funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

INVESTMENT PERFORMANCE

Vanguard International Value Portfolio invests in foreign stocks, so its performance is tied to the performance of many stock markets outside the United States. Historically, stock market performance, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR YEARS ENDED DECEMBER 31, 1997

                                              1 YEAR    5 YEARS   10 YEARS
Vanguard International Value Portfolio         -4.6%      9.6%      7.6%
MSCI EAFE Index                                2.1%      11.7%      6.6%

*Formerly known as Vanguard/Trustees' Equity Fund--International Portfolio.


   The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

   In weighing these performance figures, note that Vanguard International Value Portfolio was managed by Batterymarch Financial Management, Inc., from the Portfolio's inception on May 16, 1983, until March 31, 1996, when UBS International Investment London Limited became the Portfolio's investment adviser.

                           PLAIN TALK ABOUT

                           PAST PERFORMANCE

          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns. This is particularly true of international markets, which historically have been more volatile than U.S. markets.

SHARE PRICE


The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                              TOTAL ASSETS   --   LIABILITIES
         NET ASSET VALUE =   ---------------------------------
                               NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

   To help determine its daily share price, the Portfolio calculates the value of its foreign securities in U.S. dollars. The Portfolio uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Portfolio uses a rate according to policies set by the Fund's Board of Trustees.


   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is INTLVAL. (Note that, prior to April 30, 1997, the Portfolio was known as Vanguard/Trustees' Equity Fund--International Portfolio, with a newspaper abbreviation of TRINTL.)


                           PLAIN TALK ABOUT

                            DISTRIBUTIONS

          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can choose to receive your distributions of income and/or capital gains in cash, or you can have them automatically invested in more shares of the Portfolio. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Vanguard will send you a statement showing the tax status of all your distributions.

   o The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.


                           PLAIN TALK ABOUT

                         "Buying a Dividend"

          Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

   o If you sell or exchange shares of the Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   o Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

   The Portfolio may "pass through" to shareholders any foreign income taxes it is required to pay. As a shareholder, you need to report your "share" of these taxes as part of your gross income. You can treat the tax either as an itemized deduction or as a foreign tax credit on your tax return.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Portfolio.

THE PORTFOLIO AND VANGUARD


Vanguard International Value Portfolio of Vanguard/Trustees' Equity Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's Trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Portfolio employs UBS International Investment London Limited (UBSII), Triton Court, 14 Finsbury Square, London EC2A 1PD, as its investment adviser. UBSII manages the Portfolio subject to the control of the Trustees and officers of the Fund.

                           PLAIN TALK ABOUT

                VANGUARD'S UNIQUE CORPORATE STRUCTURE

          The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

   UBSII's advisory fee is calculated at the end of each fiscal quarter and is based on the Portfolio's average month-end net assets during that quarter:

------------------------------------------
AVERAGE NET ASSETS            ANNUAL FEE
------------------------------------------
First $50 million               0.475%
Next $450 million               0.150
Next $500 million               0.120
Assets over $1 billion          0.110
------------------------------------------

The advisory fee may be increased or decreased by an incentive/ penalty fee based on the Portfolio's total return performance as compared to that of the MSCI EAFE Index. Under the fee schedule, the basic fee may be increased or decreased by as much as 50%. The incentive/penalty fee will not be fully operable until June 30, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.


   For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets, with no adjustment required based on performance.


   The agreement authorizes UBSII to choose brokers or dealers to handle the purchases and sales of the Portfolio's securities, and directs UBSII to use every effort to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, UBSII may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then UBSII is authorized to choose a broker who, in addition to executing the transaction, will provide research services to UBSII or the Portfolio. However, UBSII will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct UBSII to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

   The Fund's Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for UBSII or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

                           PLAIN TALK ABOUT

                       THE PORTFOLIO'S ADVISER


          UBS International Investment London Limited (UBSII) traces its roots to the British brokerage firm, Phillips & Drew, which was acquired by the Union Bank of Switzerland in 1985. UBSII, which was created two years later to provide investment management services to clients outside the United Kingdom, currently manages some $7.9 billion in assets. Although the adviser uses a team approach, the managers with primary responsibility for Vanguard International Value Portfolio are:

             WILSON PHILLIPS, CFA, Investment Manager; has worked in investment management since 1980; with UBSII since 1987; B.S., Glasgow University.

             ROBIN APPS, Investment Manager and Investment Committee Member; has worked in investment management since 1984; with UBSII since 1986; B. Soc. SC., Birmingham University.


GENERAL INFORMATION

Vanguard International Value Portfolio is one of two Portfolios of Vanguard/ Trustees' Equity Fund, a Pennsylvania business trust. The other Portfolio is the U.S. Portfolio. The Portfolios are combined under one business trust for administrative purposes, but in virtually all respects operate like separate business trusts.

   Shareholders of Vanguard International Value Portfolio have rights and privileges similar to those enjoyed by corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard International Value Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS              Automatically set up for the Portfolio unless
(SALES AND EXCHANGES)              you notify us otherwise.
[BOOK]

VANGUARD DIRECT DEPOSIT            Automatic method for depositing your paycheck
SERVICE(TM)                        or U.S. government payment (including Social
[BOOK]                             Security and government pension checks) into
                                   your account.

VANGUARD AUTOMATIC EXCHANGE        Automatic method for moving a fixed amount of
SERVICE(SM)                        money from one Vanguard fund account to
[BOOK]                             another.*

VANGUARD FUND EXPRESS(R)           Electronic method for buying or selling
[BOOK]                             shares. You can transfer money between your
                                   Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS(SM)      Electronic method for transferring dividend
[BOOK]                             and/or capital gains distributions directly
                                   from your Vanguard fund account to your bank, savings and loan, or credit union account.

VANGUARD BROKERAGE SERVICES        A cost-effective way to trade stocks, bonds,
(VBS)                              and options on major exchanges, Nasdaq, and
[BOOK]                             other domestic over-the-counter markets at
                                   reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                   (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE             To open an account in the name of one
                                   (individual) or more (joint tenants) people.
                                   $3,000 minimum initial investment.


FOR A MINOR CHILD                  To open an account as an UGMA/UTMA (Uniform
[BOOK]                             Gifts/Transfers to Minors Act). Age of
                                   majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR A MINOR CHILD                  To open an account as an Education IRA.
(Vanguard Fiduciary Trust          Eligibility and other requirements are
Company is the custodian)          established by federal tax law and the
[BOOK]                             Vanguard Education IRA. (Note: You should
                                   establish this type of account with a
                                   Vanguard adoption agreement--not an account registration form.) Please call Investor
                                   Information to request the appropriate
                                   brochure and forms. $500 minimum initial investment.

FOR HOLDING TRUST ASSETS           To invest assets held in an existing trust.
[BOOK]                             $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE            To open an account as a retirement trust or
RETIREMENT INVESTMENTS             plan based on an existing corporate or
(Vanguard is not the custodian     institutional plan. These accounts are
or trustee.)                       established by the custodian or trustee of
1-800-662-2003                     the existing plan. $1,000 minimum initial
Individual Retirement Plans        investment.


FOR AN ORGANIZATION                To open an account as a corporation,
                                   partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR A TRADITIONAL INDIVIDUAL       To open a retirement account in the name of
RETIREMENT ACCOUNT                 an individual. Traditional IRAs can be
(TRADITIONAL IRA)                  established with a contribution, a direct
(Vanguard Fiduciary Trust          rollover from an employer's plan such as a
Company is the custodian.)         as a 401(k), or an asset transfer or rollover
                                   from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A ROTH INDIVIDUAL              To open an after-tax retirement savings
RETIREMENT ACCOUNT                 account in the name of an individual. Roth
(ROTH IRA)                         IRAs can be established with an after-tax
(Vanguard Fiduciary Trust          contribution, an asset transfer or rollover
Company is the custodian.)         from another financial institution such as a
                                   bank or mutual fund company, or a conversion of an existing IRA. Eligibility and other requirements are established by federal tax law. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE          To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)     an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust          deductible contributions directly to IRAs
Company is the custodian.)         established by their employees. SEPs can be
1-800-662-2003                     established by people who are self-employed,
Individual Retirement Plans        small-business owners, partnerships, or
                                   corporations.

FOR A SAVINGS INCENTIVE MATCH      To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT         an employee. Created as part of the Small
(SIMPLE IRA)                       Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust          replace SAR-SEPs. SIMPLEs are exclusively for
Company is the custodian.)         employers that had 100 or fewer employees in
1-800-662-2003                     the most recent calendar year and that do not
Individual Retirement Plans        not maintain another employer-sponsored
                                   retirement plan. SIMPLEs can be established by people who are self-employed, small business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.

FOR A QUALIFIED RETIREMENT         To open a retirement account that allows
PROGRAM ACCOUNT                    small-business owners or people who are self-
(Vanguard Fiduciary Trust          employed to make tax-deductible retirement
Company can be the custodian.)     contributions for themselves and their
1-800-662-2003                     employees into Profit-Sharing and Money
Individual Retirement Plans        Purchase Pension (Keogh) plans.

FOR A 403(B)(7) CUSTODIAL ACCOUNT  To open a retirement account that allows
(Vanguard Fiduciary Trust          employees of tax-exempt institutions
Company is the custodian.)         (for example, schools or hospitals) to make
1-800-662-2003                     pretax retirement contributions.
Individual Retirement Plans


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                       Dividends and capital gains are automatically
                                   reinvested in additional shares of the
                                   Portfolio unless you request a different distribution method.

DIVIDENDS IN CASH                  Dividends are paid by check and mailed to
                                   your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.

CAPITAL GAINS IN CASH              Capital gains distributions are paid by check
                                   and mailed to your account's address of
                                   record, and dividends are reinvested in
                                   additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS        Both dividends and capital gains
IN CASH                            distributions are paid by check and mailed to
                                   your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features." To transfer cash dividends and/or capital gains to another Vanguard fund, call Client Services.

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.


BUYING SHARES


You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                         OPEN A NEW ACCOUNT          ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT       $3,000 (regular account);   $100 by mail or exchange;
                         $1,000 (Traditional IRAs,   $1,000 by wire.
                         Roth IRA's, and custodial
                         accounts for minors); $500
                         (Education IRAs).

BY MAIL                  Complete and sign the       Mail your check with an
[ENVELOPE]               application form.           Invest-By-Mail form
First-class mail to:                                 detached from your
The Vanguard Group                                   confirmation statement to
P.O. Box 2600                                        the address listed on the
Valley Forge, PA                                     form.
19482-2600
                         Make your check payable     Make your check payable
EXPRESS or REGISTERED    to: The Vanguard Group--46  to: The Vanguard Group--46
mail to:
The Vanguard Group       All purchases must be made  All purchases must be made
455 Devon Park Drive     in U.S. dollars, and        in U.S. dollars, and
Wayne, PA 19087-1815     checks must be drawn on     checks must be drawn on
                         U.S. banks.                 U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE             Call Vanguard Tele-Account* Call Vanguard Tele-Account*
[TELEPHONE]              24 hours a day--or Client   24 hours a day--or Client
1-800-662-6273           Services during business    Services during business
Vanguard Tele-Account(R) hours--to exchange from     hours--to exchange from
                         another Vanguard fund       another Vanguard fund
1-800-662-2739           account with the same       account with the same
Client Services          registration (name,         registration (name,
                         address, taxpayer I.D.,     address, taxpayer I.D.,
                         and account type).          and account type).

                                                     Use Vanguard Fund Express
                                                     (see "Services and Account
                                                     Features") to transfer
                                                     assets from your bank
                                                     account. Call Client
                                                     Services before your first
                                                     use to verify that this
                                                     option is in place.

                         *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

                         OPEN A NEW ACCOUNT           ADD TO AN EXISTING ACCOUNT

BY WIRE                  Call Client Services to     Call Client Services to
[WIRE]                   arrange your wire           arrange your wire
Wire to:                 transaction.                transaction.
CoreStates Bank, N.A.
ABA 031000011            Wire transactions are not   Wire transactions are not
CoreStates No. 01019897  available for retirement    available for retirement
[Temporary Account       accounts, except for asset  accounts, except for asset
Number]                  transfers and direct        transfers and direct
Vanguard International   rollovers.                  rollovers.
Value Portfolio
[Account Registration]
Attention: Vanguard


AUTOMATICALLY                        --              Vanguard offers a variety
[CIRCLE OF ARROWS]                                   of ways that you can add to
                                                     your account automatically.
                                                     See "Services and Account
                                                     Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Portfolio shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.


The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.


   To  protect  your  account  from   unauthorized   or   fraudulent   telephone
instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   [CHECK] Portfolio name.

   [CHECK] 10-digit account number.

   [CHECK] Name and address exactly as registered on that account.

   [CHECK] Social Security or employer identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

Good order means that the request includes:

   [CHECK] Portfolio name and account number.

   [CHECK] Amount of the transaction (in dollars or shares).

   [CHECK] Signatures of all owners exactly as registered on the account.

   [CHECK] Signature guarantees (if required).

   [CHECK] Any supporting legal documentation that may be required.

   [CHECK] Any certificates you are holding for the account.



   Sales or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Portfolio will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.

   The Portfolio reserves the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.


   Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio.


   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES    ACCOUNT TYPE

BY TELEPHONE                    ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE]                     Call Vanguard Tele-Account* 24 hours a day--or
1-800-662-6273                  Client Services during business hours--to sell
Vanguard Tele-Account           or exchange shares. You can exchange shares from
                                this Portfolio to open an account in another
1-800-662-2739                  Vanguard fund or to add to an existing Vanguard
Client Services                 fund account with an identical registration.

                                RETIREMENT:
                                You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                *You must obtain a Personal Identification
                                Number through Tele-Account at least seven days before you request your first redemption.

BY MAIL                         ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                      Send a letter of instruction signed by all
FIRST-CLASS mail to:            registered account holders. Include the fund
The Vanguard Group              name and account number and (if you are selling)
Vanguard International          a dollar amount or number of shares OR (if you
Value Portfolio                 are exchanging) the name of the fund you want to
P.O. Box 1120                   exchange into and a dollar amount or number of
Valley Forge, PA 19482-1120     shares. To exchange into an account with a
                                different registration (including a different
Express or Registered mail to:  name, address, or taxpayer identification
The Vanguard Group              number), you must provide Vanguard with written
Vanguard International          instructions that include the guaranteed
Value Portfolio                 signatures of all current account owners.
455 Devon Park Drive
Wayne, PA 19087-1815            RETIREMENT:
                                For information on how to request distributions from:
                                o Traditional IRAs, Roth IRAs, Education IRAs--
                                  call Client Services.
                                o SEP--IRAs, SIMPLE IRAs, 403(b)(7) custodial
                                  accounts, and Profit-Sharing and Money
                                  Purchase Pension (Keogh) Plans--call
                                  Individual Retirement Plans at 1-800-662-2003.
                                Depending on your account registration type, additional documentation may be required.


EXCHANGING SHARES ONLINE        You may use your personal computer to exchange
[COMPUTER]                      shares of most Vanguard funds by accessing our
                                website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


AUTOMATICALLY                   ALL TYPES EXCEPT RETIREMENT:
[CIRCLE OF ARROWS]              Vanguard offers several ways to sell or exchange
                                shares automatically (see "Services and Account
                                Features"). Call Investor Information for the appropriate booklet and application if you did not elect this feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Portfolio's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES

You may transfer the registration of any of your Portfolio shares to another owner by completing a transfer form and sending it to: The Vanguard Group,
Attention: Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS


We will send you clear, concise account and tax statements to help you keep track of your Vanguard International Value Portfolio account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Portfolio's holdings, and other financial statements. To keep the Portfolio's costs as low as possible (so that you and other shareholders can keep more of the Portfolio's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Portfolio shareholders have the same last name and address, we send just one Portfolio report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

CONFIRMATION STATEMENT          Sent each time you buy, sell, or exchange
                                shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY               Mailed quarterly; shows the market value of your
[BOOK]                          account at the close of the statement period, as
                                well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS          Mailed in February and August for this
                                Portfolio.

TAX STATEMENTS                  Generally mailed in January; report previous
                                year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.


AVERAGE COST STATEMENT          Issued quarterly for most taxable accounts
[BOOK]                          (accompanies your Portfolio Summary); shows the
                                average cost of shares that you redeemed during the calendar year, using the average cost single category method.


AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT           Toll-free access to Vanguard fund and account
1-800-662-6273                  information--as well as some transactions--
Any time, seven days a week,    through any touch-tone telephone. Tele-Account
from anywhere in the            provides total return, share price, price
continental United States.      change, and yield quotations for all Vanguard
[BOOK]                          funds; gives your account balances and history
                                (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.


COMPUTER ACCESS

VANGUARD ONLINE(R)              Use your personal computer to learn more about
www.vanguard.com                Vanguard's funds and services; keep in touch
                                with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard International Value Portfolio, including their investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   o  The Portfolio's objectives? (page 4)

   o  The Portfolio's investment strategy? (page 5)

   o  Who should invest in the Portfolio? (page 4)

   o  The risks associated with the Portfolio? (pages 4--8)

   o  Whether the Portfolio is federally insured? (inside front cover)

   o  The Portfolio's expenses? (page 2)

   o  The background of the Portfolio's investment manager? (page 12)

   o  How to open an account? (page 17)

   o  How to sell or exchange shares? (pages 18-21)

   o  How often you'll receive statements and financial reports? (page 21)

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

          Reading this prospectus will help you to decide whether Vanguard International Value Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

   o Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

   o Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

   o Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                                PLAIN TALK ABOUT

                         INFLATION AND YOUR INVESTMENTS

          No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                        INFLATION'S EFFECT ON
                          INVESTMENT RETURNS
                             (1926--1997)

                               [CHART]

Source: [COPYRIGHT Stocks, Bonds, Bills, and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex
A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash reserves as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will weaken a country's economy and adversely effect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Growth Stock Fund

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth with less emphasis on dividend income.

INTERNATIONAL STOCK FUND

A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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For 24-hour automated access
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transactions

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EDUCATION AND INFORMATION
CENTER
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E-mail
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[COPYRIGHT] 1998 Vanguard Marketing
Corporation, Distributor

P046N

VANGUARD
INTERNATIONAL VALUE
PORTFOLIO
Institutional Prospectus
April 30, 1998

A Portfolio of Vanguard/ Trustees' Equity Fund

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 1997.


Formerly known as Vanguard/Trustees' Equity Fund-International Portfolio

[VANGUARD LOGO]

VANGUARD INTERNATIONAL VALUE PORTFOLIO      An International Stock Mutual Fund

CONTENTS
Portfolio  Profile                                       1
Portfolio Expenses                                       2
Financial Highlights                                     3
A Word About Risk                                        4
The Portfolio's  Objectives                              4
Who Should Invest                                        4
Investment Strategy                                      5
Investment Policies                                      7
Investment Limitations                                   9
Investment  Performance                                  9
Share Price                                             10
Dividends, Capital Gains, and Taxes                     10
The Portfolio and  Vanguard                             11
Investment Adviser                                      11
General Information                                     12
Investing  with Vanguard
o  For Plan Participants                                13
o  For Other Institutional Investors                    13
Accessing Fund Information by Computer                  14
Prospectus Postscript                                   15
Investment Primer                                       16
Glossary                                 Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard International Value Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard/Trustees' Equity Fund (the "Fund"), an open-end investment company. Prior to April 30, 1997, the Portfolio was known as Vanguard/Trustees' Equity Fund-International Portfolio.

   The Portfolio seeks to provide long-term growth and income by investing primarily in the stocks of large and medium-size companies located outside the United States. The Portfolio uses a "value" investment approach, emphasizing companies that--considering their histories and compared to similar companies--are attractively priced. These companies tend to be out of favor with investors.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR FOREIGN GOVERNMENTS. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard, at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO


A Statement of Additional Information (dated April 30, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover), or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard International Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE            Vanguard International Value Portfolio

WHO SHOULD INVEST (page 4)

   o  Investors seeking investment opportunities outside the United States.

   o Investors seeking capital growth and some income over the long term--at least five years.

   o  Investors   willing  to  accept  the  additional   risks  associated  with
      international investing.

WHO SHOULD NOT INVEST

   o  Investors seeking significant current income.

   o  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. In addition to the risks of U.S. stock funds (market risk, etc.), the Portfolio is subject to risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political or financial problems or natural disasters) and currency risk (the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 11)

UBS International Investment London Limited, London, England.

INCEPTION DATE: May 16, 1983


NET ASSETS AS OF 12/31/1997: $777 million

PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997: 0.49%


LOADS, 12B-1 MARKETING FEES: None

NEWSPAPER ABBREVIATION: IntlVal

VANGUARD FUND NUMBER: 046

CUSIP NUMBER: 921939203

QUOTRON SYMBOL: VTRIX.Q


AVERAGE ANNUAL TOTAL RETURNS--YEARS ENDED DECEMBER 31, 1997
                                   1 YEAR   5 YEARS  10 YEARS
                                   --------------------------
Vanguard International Value
Portfolio*                          -4.6%     9.6%     7.6%
MSCI EAFE Index                      2.1     11.7      6.6


QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

                                    [CHART]

IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

                           PLAIN TALK ABOUT

                        THE COSTS OF INVESTING

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                       None
Sales Load Imposed on Reinvested Dividends:            None
Redemption Fees:                                       None
Exchange Fees:                                         None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.

ANNUAL PORTFOLIO OPERATING EXPENSES
Management and Administrative Expenses:                                   0.26%
Investment Advisory Expenses:                                             0.15%
12b-1 Marketing Fees:                                                      None
Other Expenses
   Marketing and Distribution Costs:                        0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):          0.06%
                                                            ----
Total Other Expenses:                                                      0.08%
                                                                           ----
    TOTAL OPERATING EXPENSES (EXPENSE RATIO):                              0.49%

                                                                          ====


   The  following  example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.


         -----------------------------------
         1 YEAR   3 YEARS  5 YEARS  10 YEARS
         -----------------------------------
          $5       $16      $27       $62
         -----------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                PLAIN TALK ABOUT

                                 FUND EXPENSES


          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Value Portfolio's expense ratio in fiscal year 1997 was 0.49%, or $4.90 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 1997 of 1.67%, or $16.70 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding of the Portfolio for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse LLP, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to or calling Vanguard (see back cover).

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.



                                                                               YEAR ENDED DECEMBER  31,
                                            ----------------------------------------------------------------------------------------
                                             1997     1996     1995     1994     1993     1992     1991      1990    1989    1988
NET ASSET VALUE, BEGINNING OF YEAR          $27.54   $31.11   $31.48   $31.04   $24.44  $27.78   $26.58     $32.44  $28.27  $28.66
                                            ----------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
   Net Investment Income                      .690      .82      .75      .55      .50     .66      .78      1.02      .82      .77
   Net Realized and Unrealized
      Gain (Loss) on Investments            (1.945)    2.20    2.185     1.08     6.91   (3.05)    1.80      (4.92)   6.22     4.41
                                            ----------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS      (1.255)    3.02    2.935     1.63     7.41   (2.39)    2.58      (3.90)   7.04     5.18
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income      (.690)    (.82)    (.79)    (.56)    (.81)   (.67)    (.77)      (.95)   (.79)    (.99)
    Distributions from Realized
      Capital Gains                         (2.955)   (5.77)  (2.515)    (.63)    --      (.28)    (.61)     (1.01)  (2.08)   (4.58)
                                            ----------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                   (3.645)   (6.59)  (3.305)   (1.19)    (.81)   (.95)   (1.38)     (1.96)  (2.87)   (5.57)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $22.64   $27.54   $31.11   $31.48   $31.04  $24.44   $27.78     $26.58  $32.44  $28.27
====================================================================================================================================
TOTAL RETURN                                -4.58%   10.22%    9.65%    5.25%   30.49%  -8.72%    9.96%    -12.26%  25.97%  18.78%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)          $777     $917     $988     $1,053   $982     $678     $878      $796    $646    $467
Ratio of Total Expenses to
   Average Net Assets                       0.49%    0.50%    0.47%    0.34%    0.40%    0.42%    0.38%     0.44%   0.46%   0.51%
Ratio of Net Investment Income to
   Average Net Assets                       2.36%    2.50%    2.29%    1.71%    1.76%    2.48%    2.87%     3.62%   2.61%    2.55%
Portfolio Turnover Rate                       37%      82%      47%      40%      39%      51%      46%       18%     25%      14%
Average Commission Rate Paid                $.0147   $.0582     N/A      N/A      N/A      N/A      N/A       N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


          The Portfolio (known as the International Portfolio of Vanguard/Trustees' Equity Fund until April 30,1997) began fiscal 1997 with a net asset value (price) of $27.54 per share. During the year, the Portfolio earned $0.690 per share from investment income (interest and dividends). There was a decline of $1.945 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $1.255 from investment operations. In all, $3.645 per share was returned to shareholders in the form of distributions ($0.690 in dividends, $2.955 in capital gains). This resulted in a share price of $22.64 at the end of the year, a decrease of $4.90 per share (from $27.54 at the beginning of the year to $22.64 at the end of the year ). Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was -4.58% for the year.

             As of December 31, 1997, the Portfolio had $777 million in net assets; an expense ratio of 0.49% ($4.90 per $1,000 of net assets); and net investment income amounting to 2.36% of its average net assets. It sold and replaced securities valued at 37% of its total net assets.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard International Value Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard International Value Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.

THE PORTFOLIO'S OBJECTIVES

Vanguard International Value Portfolio seeks to provide long-term capital growth and income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

   [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
          YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

                                PLAIN TALK ABOUT

                          INVESTING FOR THE LONG TERM

          The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

   o  You are seeking investment opportunities outside the United States.

   o You wish to add a value-oriented international stock fund to your existing holdings, which could include U.S. stock, bond, money market, and tax-exempt investments.

   o You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.

   o  You are seeking growth of capital over the long term--at least five years.

   This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

   o The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

   o There is a limit on the number of times you can exchange into or out of the Portfolio. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

   o  The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolio's objectives of long-term growth and income. It also explains several of the risks--market risk, objective risk, country risk, manager risk, and currency risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Trustees without shareholder approval. However, before making any important change in its policies, the Portfolio will give shareholders 30 days' notice, in writing.

                                PLAIN TALK ABOUT

                            COSTS AND MARKET-TIMING

          Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.

MARKET EXPOSURE

The Portfolio is a value-oriented fund that invests primarily in the stocks of large and medium-size non-U.S. companies. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in foreign stocks in at least three different countries.

   [FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
          STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS.

   To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, a widely used barometer of international stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

                           PLAIN TALK ABOUT

                             VALUE FUNDS
                           AND GROWTH FUNDS

          Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price.

                           PLAIN TALK ABOUT

                             THE RISKS OF
                       INTERNATIONAL INVESTING

          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the United States. These factors, among others, could negatively impact the returns that Americans receive from a foreign investment. For more information, see the Portfolio's Statement of Additional Information.


--------------------------------------------------------------------------------
                 INTERNATIONAL STOCK MARKET RETURNS (1969-1997)
--------------------------------------------------------------------------------
                         1 YEAR       5 YEARS      10 YEARS     20 YEARS
Best                      69.9%        36.5%         22.8%        16.3%
Worst                    -23.2          1.5           6.6         12.0
Average                   14.5         13.8          15.3         14.9
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 15.3%, compared to 13.4% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average returns reflect past performance and should not be regarded as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.


   Note, too, that, while the Portfolio emphasizes stocks of large and medium-size companies, it also includes stocks of small companies. Stocks of small companies have historically been more volatile than--and at times have performed quite differently from--the stocks of larger companies. Keep in mind, too, that classifications of companies as large, medium, or small vary from country to country. For instance, a large company in one country could be considered a small company in another.

   For these reasons and because Vanguard International Value Portfolio does not hold the same securities held in the MSCI EAFE Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

   [FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE  RISK,  WHICH IS THE POSSIBILITY
          THAT RETURNS FROM INTERNATIONAL STOCKS WILL TRAIL RETURNS FROM THE U.S. STOCK MARKETS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                                PLAIN TALK ABOUT

                           PORTFOLIO DIVERSIFICATION

          In  general,  the more  diversified  a fund's  portfolio  of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average foreign equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified international mutual funds have 40% or more of their assets invested in the stocks of just ten companies.

SECURITY SELECTION


UBS International Investment London Limited (UBSII), adviser to the Portfolio, believes that research is the key to selecting securities for an international stock portfolio. Much of this research takes the form of on-site visits. In 1997, for instance, UBSII's investment analysts visited some 1,600 companies.


   To be considered for Vanguard International Value Portfolio, a company must--looking at its history and compared to similar companies--be cheap statistically (that is, have an above-average yield and a relatively low price considering its earnings, book value, and cash flow); be out of favor with investors; and appear to have a management that is motivated to make positive changes.

   The adviser decides whether--and how much--to invest in each country by first determining how many of a country's companies meet UBSII's value criteria. Other factors in UBSII's country selection process include the size of the market and the variety of investment opportunities available within the market.

   [FLAG] THE  PORTFOLIO IS SUBJECT TO COUNTRY  RISK,  WHICH IS THE  POSSIBILITY
          THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS RISING INFLATION), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   The Portfolio typically holds some 150 securities, with the top 10 holdings making up about 20% of the Portfolio's net assets. The stocks are chosen from a diverse range of industries.


   The Portfolio's top 10 holdings (which amounted to 29.8% of the Portfolio's net assets) as of December 31, 1997, follow.

         1. Groupe Danone SA
         2. Nestle SA (Registered)
         3. Bayer AG
         4. Elf Aquitaine SA
         5. Electrolux AB B Shares
         6. BTR PLC
         7. Allied Domecq PLC
         8. Akzo Nobel NV
         9. AXA-UAP SA
        10. BG PLC


   The Portfolio is run by UBSII according to traditional methods of active investment management, which means that securities are bought and sold according to UBSII's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.

   [FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE  POSSIBILITY
          THAT UBSII MAY DO A POOR JOB OF EVALUATING FOREIGN MARKETS AND SELECTING STOCKS.

PORTFOLIO TURNOVER


Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate for the past ten years has been about 40%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


                           PLAIN TALK ABOUT

                          PORTFOLIO TURNOVER


          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed international stock funds is 64%.


INVESTMENT POLICIES

Besides investing in stocks of foreign companies, the Portfolio may follow a number of investment policies to achieve its objectives.

   The Portfolio may enter into forward foreign currency contracts, which help protect the Portfolio's securities against unfavorable short-term changes in exchange rates. UBSII will use these contracts to eliminate some of the uncertainty of foreign exchange rates--but will not speculate on changes in the market.

   [FLAG] THE PORTFOLIO IS SUBJECT TO CURRENCY  RISK,  WHICH IS THE  POSSIBILITY
          THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

   The Portfolio may also invest in derivatives.

   [FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST,  THE  PORTFOLIO  RESERVES THE
          RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

                                PLAIN TALK ABOUT

                                FORWARD FOREIGN
                               CURRENCY CONTRACTS

          A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market declines.


   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which the Portfolio will invest in futures and options are:

   o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.


   The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

                           PLAIN TALK ABOUT

                             DERIVATIVES

          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

INVESTMENT LIMITATIONS


The Portfolio has adopted limitations on some of its investment policies. Some of these limitations are that the Portfolio will not:

   o Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

   o  Invest more than 25% of its assets in any one industry.

   o Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its net assets, it will stop making investments.

   With respect to 75% of its assets, this Portfolio will not:

   o  Invest more than 5% in the securities of any one company.

   o  Buy more than 10% of the outstanding voting securities of any company.

A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.


                           PLAIN TALK ABOUT

                            CASH RESERVES

          With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash as described in the prospectus glossary. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some equity funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

INVESTMENT PERFORMANCE

Vanguard International Value Portfolio invests in foreign stocks, so its performance is tied to the performance of many stock markets outside the United States. Historically, stock market performance, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR YEARS ENDED DECEMBER 31, 1997

                                            1 YEAR     5 YEARS   10 YEARS
Vanguard International Value Portfolio*      -4.6%       9.6%      7.6%
MSCI EAFE Index                               2.1%      11.7%      6.6%



*Formerly known as Vanguard/Trustees' Equity Fund-International Portfolio.

The results shown above represent the Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

                           PLAIN TALK ABOUT

                           PAST PERFORMANCE

          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns. This is particularly true of international markets, which historically have been more volatile than U.S. markets.

   In weighing these performance figures, note that Vanguard International Value Portfolio was managed by Batterymarch Financial Management, Inc., from the Portfolio's inception on May 16, 1983, until March 31, 1996, when UBS International Investment London Limited became the Portfolio's investment adviser.

SHARE PRICE


The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                                 TOTAL ASSETS   -   LIABILITIES
         NET ASSET VALUE =      --------------------------------
                                  NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

   To help determine its daily share price, the Portfolio calculates the value of its foreign securities in U.S. dollars. The Portfolio uses the daily exchange rate employed by Morgan Stanley Capital International in the calculation of its own indexes. If Morgan Stanley's exchange rate is not available, the Portfolio uses a rate according to policies set by the Fund's Board of Trustees.


   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is INTLVAL. (Note that, prior to April 30, 1997, the Portfolio was known as Vanguard/Trustees' Equity Fund-International Portfolio, with a newspaper abbreviation of TRINTL.)


                           PLAIN TALK ABOUT

                            DISTRIBUTIONS

          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

   If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard International Value Portfolio investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically invested in more shares of the Portfolio. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your tax adviser about other tax consequences of an investment in the Portfolio.

THE PORTFOLIO AND VANGUARD


Vanguard International Value Portfolio of Vanguard/Trustees' Equity Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's Trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                           PLAIN TALK ABOUT

                VANGUARD'S UNIQUE CORPORATE STRUCTURE

          The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

INVESTMENT ADVISER

The Portfolio employs UBS International Investment London Limited (UBSII), Triton Court, 14 Finsbury Square, London EC2A 1PD, as its investment adviser. UBSII manages the Portfolio subject to the control of the Trustees and officers of the Fund.

   UBSII's advisory fee is calculated at the end of each fiscal quarter and is based on the Portfolio's average month-end net assets during that quarter:

               -------------------------------------
               AVERAGE NET ASSETS         ANNUAL FEE
               -------------------------------------
               First $50 million            0.475%
               Next $450 million            0.150
               Next $500 million            0.120
               Assets over $1 billion       0.110
               -------------------------------------

The advisory fee may be increased or decreased by an incentive/ penalty fee based on the Portfolio's total return performance as compared to that of the MSCI EAFE Index. Under the fee schedule, the basic fee may be increased or decreased by as much as 50%. The incentive/penalty fee will not be fully operable until June 30, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

                           PLAIN TALK ABOUT

                       THE PORTFOLIO'S ADVISER


          UBS International Investment London Limited (UBSII) traces its roots to the British brokerage firm, Phillips & Drew, which was acquired by the Union Bank of Switzerland in 1985. UBSII, which was created two years later to provide investment management services to clients outside the United Kingdom, currently manages some $7.9 billion in assets. Although the adviser uses a team approach, the managers with primary responsibility for Vanguard International Value Portfolio are:

             WILSON PHILLIPS, CFA, Investment Manager; has worked in investment management since 1980; with UBSII since 1987; B.S., Glasgow University.

             ROBIN APPS, Investment Manager and Investment Committee Member; has worked in investment management since 1984; with UBSII since 1986; B. Soc. SC., Birmingham University.

   For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets, with no adjustment required based on performance.


   The agreement authorizes UBSII to choose brokers or dealers to handle the purchases and sales of the Portfolio's securities, and directs UBSII to use every effort to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, UBSII may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then UBSII is authorized to choose a broker who, in addition to executing the transaction, will provide research services to UBSII or the Portfolio. However, UBSII will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct UBSII to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

   The Fund's Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for UBSII or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION

Vanguard International Value Portfolio is one of two Portfolios of Vanguard/Trustees' Equity Fund, a Pennsylvania business trust. The other Portfolio is the U.S. Portfolio. The Portfolios are combined under one business trust for administrative purposes, but in virtually all respects operate like separate business trusts.

   Shareholders of Vanguard International Value Portfolio have rights and privileges similar to those enjoyed by corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard International Value Portfolio is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

   o If you have any questions about the Portfolio or Vanguard, including the Portfolio's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

   o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Portfolio and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any
12-month period. "Substantive" means either a dollar amount or series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

   o  Before you exchange to another  Vanguard fund  available in your plan, you
      should  read  that  fund's  prospectus.   Contact  Vanguard's  Participant
      Services Center, toll-free, at 1-800-523-1188 for a copy.


   o Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard International Value Portfolio, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS


Purchases, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


   Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

   O Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

   O Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

   O  Take up to seven days to deliver your redemption proceeds.

   O Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ONLINE(R)         Use your personal computer to learn more about
www.vanguard.com           Vanguard's funds and services; keep in touch with
                           your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions;
                           and ask questions, make suggestions, and send messages to Vanguard.

                           Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard International Value Portfolio, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   o  The Portfolio's objectives? (page 4)

   o  The Portfolio's investment strategy? (page 5)

   o  Who should invest in the Portfolio? (page 4)

   o  The risks associated with the Portfolio? (pages 4-8)

   o  Whether the Portfolio is federally insured? (inside front cover)

   o  The Portfolio's expenses? (page 2)

   o  The background of the Portfolio's investment manager? (page 11)

                           PLAIN TALK ABOUT

                       KEEPING YOUR PROSPECTUS

          Reading this prospectus will help you to decide whether Vanguard International Value Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

   o Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

   o Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

   o Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                                PLAIN TALK ABOUT

                               INFLATION AND YOUR
                                  INVESTMENTS

          No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                        INFLATION'S EFFECT ON
                          INVESTMENT RETURNS
                             (1926-1997)

                               [CHART]

          Source: [COPYRIGHT] Stocks, Bonds, Bills, and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash reserves as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will weaken a country's economy and adversely effect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth with less emphasis on dividend income.

INTERNATIONAL STOCK FUND

A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482

FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS


PARTICIPANT SERVICES
CENTER
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004
For information on the
Vanguard funds in your plan,
Monday through Friday,
8:30 a.m. to 9 p.m.,
Eastern time


FOR OTHER INSTITUTIONAL
INVESTORS
1-800-523-1036
For information on Vanguard
funds and services


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
www.vanguard.com


E-mail
online@vanguard.com

[COPYRIGHT] 1998 Vanguard Marketing
Corporation, Distributor

I046N

                                     PART B

                         VANGUARD/TRUSTEES' EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                               April 30, 1998



   This Statement is not a prospectus but should be read in conjunction with the Fund's Prospectus dated April 30, 1998. To obtain the Prospectus, please call the Investor Information Department:

                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                            Page

   Investment Objective and Policies.....................................    B-1
   Share Price...........................................................    B-5
   Purchase of Shares....................................................    B-6
   Redemption of Shares..................................................    B-6
   Yield and Total Return................................................    B-7
   Investment Limitations................................................    B-7
   Management of the Fund................................................    B-8
   Investment Advisory Services..........................................   B-11
   Portfolio Transactions................................................   B-14
   Performance Measures..................................................   B-15
   General Information...................................................   B-17
   Financial Statements..................................................   B-18


                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:


   Foreign Investments. Under normal circumstances, at least 65% of Vanguard International Value Portfolio's assets will be invested in foreign stocks. The Portfolio will invest in at least three different countries outside of the United States. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Vanguard International Value Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard International Value Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although Vanguard International Value Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. Portfolio's securities of equal value.

   Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising Vanguard International Value Portfolio.

   Futures Contracts. Each Portfolio may enter into futures contracts, options, options on futures contracts and foreign currency futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

   The Portfolios will not use futures and options for speculative purposes. A Portfolio will use futures and options to simulate full investment in underlying securities while retaining a cash balance for fund management purposes.


   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of Portfolio income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of U.S. Government securities.

   Restrictions on the Use of Futures Contracts. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

   Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.

   Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve risk that the investment advisers will incorrectly predict stock market and interest rate trends.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


   Federal Tax Treatment of Futures Contracts. Each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

   In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

   A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.


   Repurchase Agreements. Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

   The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by a Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

   Lending of Securities. Each Portfolio may lend its investment securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Commission currently requires that: (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


                                   SHARE PRICE

   Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of each Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time on each day the exchange is open for trading.


   Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


   Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.


   Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.


   Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time each Portfolio is valued. If events which materially affect the value of each Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


   In determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.


   Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


   The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                               PURCHASE OF SHARES


   The purchase price of shares of each Portfolio of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time, on each day the Exchange is open for business, and on any other day on which there is sufficient trading in a Portfolio's investment securities to materially affect the Portfolio's net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

   Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.


   Each Portfolio has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on each Portfolio's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with each Portfolio's instructions. Customer orders that are properly transmitted to each Portfolio by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:


   Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on each Portfolio's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on each Portfolio's net asset value calculated at the close of trading that day.

                              REDEMPTION OF SHARES


   Each Portfolio may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


   The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

   No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

   Signature Guarantees. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or to an address other than the address of record; and (2) share transfer requests. These requirements may be waived by the Fund in certain instances.

   A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable signature guarantors.

                             YIELD AND TOTAL RETURN


   The yield of the U.S. Portfolio of the Fund for the 30-day period ended December 31, 1997 was +1.11%.


   The average annual total return of each Portfolio of the Fund for the following periods ending December 31, 1997 is set forth below:


                                 1 year ended   5 years ended     10 years ended
                                  12/31/97        12/31/97           12/31/97

   U.S. Portfolio............      +29.48%         +18.70%            +15.58%
   Vanguard International
   Value Portfolio...........       -4.58%          +9.63%             +7.63%


   Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                             INVESTMENT LIMITATIONS

   Each Portfolio of the Fund is subject to the following limitations which (except as indicated otherwise below) may not be changed without the approval of at least a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. A Portfolio will not:

   (1) Borrow money except that the Portfolio may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;

   (2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

   (3)  Invest in companies for the purpose of exercising control;

   (4) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

   (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

   (6) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as discussed on page B-9);

   (7) Purchase or sell real estate although it may purchase and sell securities of companies which deal in real estate or interests therein;

   (8) Purchase securities on margin or sell any securities short except that each Portfolio may invest in stock futures contracts, stock options, options on stock futures contracts and foreign currency futures contracts to the extent that not more than 5% of its total assets are required as margin deposit to secure obligations under futures contracts and not more than 20% of its total assets are committed to such transactions at any time;

   (9) Invest more than 5% of the value of the total assets of the Portfolio at the time of investment in the securities of any issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;


  (10) Make loans except by: (i) purchasing a portion of an issue of bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors, (ii) entering into repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days, together with securities which do not have readily available market quotations, will not exceed 15% of a Portfolio's total assets, and (iii) lending its securities as provided under "Investment Objective and Policies";


  (11) Purchase or write put or call options except as specified in "(8)" on page 7;

  (12) Invest in interests in oil, gas, or other mineral exploration or development programs;


  (13) Purchase or sell commodities or commodity contracts except as specified in "(8)" on page 7; and

  (14) Concentrate its investments in a particular industry, although it may invest up to 25% of the value of the Portfolio's total assets, taken at market, in securities of issuers all of which conduct their principal business activities in the same industry.

   Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See below for "MANAGEMENT OF THE FUND."

   The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             MANAGEMENT OF THE FUND

Trustees and Officers

   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. Following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*

   Senior Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.


JOHN  J.  BRENNAN,   (DOB:  7/29/1954)  Chairman,   Chief  Executive  Officer  &
Trustee*

   Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the other investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, (DOB: 9/28/1935) Trustee

   Chairman  Emeritus  and  Director  of  Rhone-Poulenc  Rorer,  Inc.;  Managing
   Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee

   Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee

   President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee

   Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Company.


ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee

   Chairman,   President,   Chief  Executive  Officer,  and  Director  of  NACCO
   Industries Inc.; Director of The BFGoodrich Company, and The Standard Products Company.


JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee

   President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.


JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee

   Retired Chairman of Nabisco Brands Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.


J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee

   Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and the Mead Corporation; and Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*

   Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*

   Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.


KAREN E. WEST, (DOB: 9/13/1946) Controller*

   Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.



----------
* Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.


                               THE VANGUARD GROUP

   Vanguard/Trustees' Equity Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

   Vanguard  employs  a  supporting  staff  of  management  and   administrative
personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

   The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


   The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1997, the Fund had contributed capital of $66,000 to Vanguard, representing 0.4% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and
(b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

   Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $2,689,000.

   Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


   One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1997, the Fund paid approximately $222,000 of the Group's distribution and marketing expenses.


   Investment Advisory Service. Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, Vanguard Admiral Funds, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Treasury Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard
Balanced Index Fund, Vanguard Bond Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, several Portfolios of Vanguard Variable Insurance Fund, the Total International Portfolio of Vanguard STAR Fund, a portion of Vanguard/Windsor II and a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


Director/Trustee Compensation

   The individuals in the table on page 11 serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

   Independent   Directors/Trustees   The  Funds  compensate  their  independent
Directors/Trustees--that is, the ones who are not also officers of the Fund--in three ways:

   o The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

   o The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

   o Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

   "Interested" Directors/Trustees The Funds' interested Directors/Trustees-- Messrs. Bogle and Brennan receive no compensation for their service in that capacity. However, they are paid in their role as Officers of The Vanguard Group, Inc.

   Compensation Table The following table provides compensation details for each of the Trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended December 31, 1997.



                         VANGUARD/TRUSTEES' EQUITY FUND
                               COMPENSATION TABLE

                                       Aggregate           Pension or          Estimated      Total Compensation
                                     Compensation          Retirement       Annual Benefits   From All Vanguard
Names of Trustees                     From Trust      Benefits Accrued As   Upon Retirement     Funds Paid to
                                                         Part of Trust                           Trustees(2)
                                                            Expenses
---------------------------------- ------------------ --------------------- ---------------- ---------------------
John C. Bogle(1)                         None                 None               None                None
John J. Brennan(1)                       None                 None               None                None
Barbara Barnes Hauptfuhrer               $305                 $ 44              $15,000            $70,000
Robert E. Cawthorn                       $305                 $ 37              $13,000            $70,000
Bruce K. MacLaury                        $327                 $ 42              $12,000            $65,000
Burton G. Malkiel                        $308                 $ 30              $15,000            $70,000
Alfred M. Rankin, Jr.                    $305                 $ 23              $15,000            $70,000
John C. Sawhill                          $305                 $ 27              $15,000            $70,000
James O. Welch, Jr.                      $305                 $ 34              $15,000            $70,000
J. Lawrence Wilson                       $305                 $ 24              $15,000            $70,000



(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.


(2)The amounts reported in this column reflect the total  compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).




                          INVESTMENT ADVISORY SERVICES

Vanguard International Value Portfolio Investment Adviser


   The investment adviser to Vanguard International Value Portfolio is a wholly-owned subsidiary of UBS Asset Management London Ltd. doing business under the name "UBS International Investment London Ltd." ("UBSII"), Triton Court, 14 Finsbury Square, London, England EC2A 1PD. UBSII provides investment management services to numerous institutional accounts, such as corporate pension plans, endowment funds and individual investors. Under an Investment Advisory Agreement with the Fund, dated April 1, 1996, UBSII, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of Vanguard International Value Portfolio, manages the investment and reinvestment of the assets of Vanguard International Value Portfolio. In this regard, it is the responsibility of UBSII to make investment decisions for Vanguard International Value Portfolio and to place the Portfolio's purchase and sale orders for investment securities.

   As compensation for the services rendered by UBSII under the Agreement, and the assumption by UBSII of the expenses related thereto (other than the cost of securities purchased for Vanguard International Value Portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Portfolio pays UBSII an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of Vanguard International Value Portfolio, for the quarter.

      Net Assets                                                      Rate
      First $50 million.............................................  0.475%
      Next $450 million.............................................  0.150%
      Next $500 million.............................................  0.120%
      Over $1 billion...............................................  0.110%

   Effective with the quarter ending June 30, 1997, the basic fee paid to UBSII ("Basic Fee"), shall be increased or decreased by applying an incentive/penalty adjustment to the Basic Fee reflecting the investment performance of the Portfolio relative to the return of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI-EAFE") Index. The following table sets forth the fee payable by the Fund to UBSII, Inc. based upon the incentive/penalty adjustment:

     Differential Versus MSCI-EAFE Index                 Adjustment*
     -----------------------------------                 --------------
     +13.5% points or more ............................. -0.50 x Basic Fee
     Between +4.5% points and +13.5 points above........ +0.25 x Basic Fee
     Between +4.5% points and -0% points................     0 x Basic Fee
     Between 0% points and -9% points below............. -0.25 x Basic Fee
     -9% points or more below........................... -0.50 x Basic Fee

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time period which the performance is measured.


   Through the quarter ending June 30, 1999, the incentive/penalty fee for UBSII will be calculated according to the following transition rules:

   (a) April 1, 1997 through June 30, 1999. Beginning with the quarter ending June 30, 1997 and through the quarter ending June 30, 1999, the incentive/penalty fee will be computed based upon a comparison of the investment performance of the Portfolio and that of the MSCI-EAFE over the number of months that have elapsed between July 1, 1996 and the end of the quarter for which the fee is computed. Performance differentials vs. the MSCI-EAFE listed above shall increase proportionately from quarter to quarter from 4.5% and -3%, respectively, for the twelve months ending June 30, 1997, to 13.5% and -9%, respectively, for the thirty-six months ending June 30, 1999.

   (b) On and after June 30, 1999. For the quarter ending June 30, 1999 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 13.5% and -9%.

   The investment performance of the Portfolio, for any period, expressed as a percentage of the "Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Portfolio Unit Value during such period;
(ii) the unit value of the Fund's cash distributions from the Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Portfolio.

   The "Portfolio Unit Value" will be determined by dividing the total net assets of the Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Portfolio, the number of units of the Portfolio will be adjusted based on the unit value of the Portfolio on the day such changes are executed.

   For the purposes of determining the incentive/penalty fee adjustment, the Portfolio's net assets will be averaged over the same period as the investment performance of those assets and the investment record of the MSCI-EAFE Index are computed.

   During the period beginning April 1, 1996 through December 31, 1996 and the fiscal year ended December 31, 1997, Vanguard International Value Portfolio paid UBSII advisory fees totaling $1,086,000 (.11 of 1% of average net assets) and $1,371,000 (.15% of 1% of average net assets).

Prior Investment Adviser for Vanguard International Value Portfolio


   From its inception until April 1, 1996, Vanguard International Value Portfolio employed Batterymarch Financial Management as its investment adviser. During the year ended December 31, 1995, and during the period beginning January 1, 1996 through April 1, 1996, Vanguard International Value Portfolio paid Batterymarch Financial Management advisory fees totaling $1,516,000 (.15 of 1% of average net assets), and $378,000 (.04 of 1% of average net assets) before a decrease of $94,000 (.01%) based on performance, respectively.

U.S. Portfolio Investment Advisor


   On April 1, 1992, the U.S. Portfolio entered into an Investment Advisory Agreement with Geewax, Terker & Co. ("Geewax Terker"), 99 Starr Street, Phoenixville, Pa. 19460. Under the terms of the Agreement, Geewax Terker, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the Fund's investment objective and policies, manages the investment and reinvestment of the assets of the Fund's U.S. Portfolio. In this regard, it is the responsibility of Geewax Terker to make investment decisions for the U.S. Portfolio and to place the Portfolio's purchase and sale orders for investment securities. For the fiscal years ended December 31, 1995, 1996 and 1997, the U.S. Portfolio paid Geewax advisory fees totaling $383,000 (.31 of 1% of average net assets) $511,000 (.35 of 1% of average net assets) before a decrease of $192,000 (.13%) and $615,000 (.40 of 1% of average net assets) before a decrease of $274,000 (.18%) based on performance, respectively.

   As compensation for the services rendered by Geewax Terker under the Agreement, and the assumption by Geewax Terker of the expenses related thereto (other than the cost of securities purchased for the U.S. Portfolio and the taxes and brokerage commissions, if any, payable in connection with such transactions), the U.S. Portfolio pays Geewax Terker at the end of each of the Portfolio's fiscal quarter, a Basic Fee calculated by applying a quarterly rate, based on an annual percentage rate of 0.40%, to the Portfolio's average month-end assets for the quarter.

   The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") over the preceding 36-month period as follows:


     Cumulative Three-Year Performance                 Performance Fee
     Differential vs. The S&P 500                        Adjustment*
     ---------------------------------                  ----------------
     +4.5% points or more  ..........................  0.50 x Basic Fee
     +2.25% points but less than +4.5% points........ -0.20 x Basic Fee
     Less than +2.25% points......................... -0.50 x Basic Fee

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against average assets over the 36-month period.

More Information on Advisers' Incentive/Penalty Fees

   In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made". The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Trustees of the Fund has fully considered the SEC Release and believes that the performance adjustments as included in the advisory agreements are entirely appropriate although not within the +10 percentage points per year range suggested in the Release. Under the Fund's investment  advisory  agreement  with Geewax  Terker,  the  maximum  performance adjustment is made at a difference of +4.5 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +1.478 percentage points difference per year. The Fund's investment advisory agreements provide for no performance adjustment at a difference of less than +2.25 percentage points from the performance of the index over a thirty-six month period, which would be the equivalent of approximately +0.744 percentage points per year. Under the Fund's investment advisory agreement with UBSII the maximum performance adjustment is made at a difference of +/-13.5 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +/-4.5 percentage points difference per year.

Duration and Termination of Investment Advisory Agreements


   Both agreements continue until March 31, 1999. The agreements are renewable thereafter, for successive one-year periods, if specifically approved at least annually by vote of the Board of Trustees of the Fund at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Trustees who are neither parties to the agreement or interested persons of such parties. In addition, the question of continuing an agreement may be presented to shareholders. In such an event, the agreement would be continued only if approved by vote of a majority of the outstanding shares of the respective Portfolio. If the holders of the Portfolio fail to approve the agreement, the adviser of the Portfolio may continue to serve as investment adviser until new arrangements have been made. The agreements may be terminated at any time, without penalty, by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to the investment advisers, or by the investment advisers on 90 days' written notice to the Fund. An agreement will automatically terminate in the event of its assignment.

   The Fund's Board of Trustees may, without the approval of shareholders, provide for:

   (i) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

   (ii) a change in the terms of an advisory agreement; and

   (iii) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

   Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the affected Portfolio, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

Control of the Advisers

   John J. Geewax and Bruce E. Terker, Partners, are the "controlling persons" (as that term is defined in the rules and regulations of the Securities and Exchange Commission) of Geewax Terker.

   UBS Asset Management London Ltd., owner of UBS International Investment London Ltd. is the "controlling person" (as that term is defined in the rules and regulations of the Securities and Exchange Commission) of UBSII. Union Bank of Switzerland is the beneficial owner of 100% of the outstanding equity securities of UBS UK Holdings, Ltd., which in turn is the 100% beneficial owner of UBS Asset Management London, the 100% shareholder of UBSII.

                             PORTFOLIO TRANSACTIONS


   The investment advisory agreements authorize the investment advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios, and direct the investment advisers to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios.

   Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

   Some securities considered for investment by one of the Portfolios may also be appropriate for other clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the investment adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment advisers, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.


   During  the  years  ended  December  31,  1995,  1996 and 1997 the Fund  paid
$2,173,469,    $13,290,992,   and   $2,431,609   respectively,    in   brokerage
commissions.

                              PERFORMANCE MEASURES

   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

   Vanguard/Trustees' Equity Fund may use one or more, of the following unmanaged indexes for comparative performance purposes:

Standard & Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.


Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.


Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.


Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire  5000  Equity   Index--consists   of  more  than  7,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Russell 3000 Stock Index--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly-traded stocks in the U.S.

Russell 2000 Stock Index--composed of the 2,000 smallest stocks contained in the Russell 3000 representing approximately 7% of the Russell 3000 total market capitalization.

Russell 2000(R) Value Index--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.


Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia, and the Far East.

Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rated, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite  Index--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.


Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting of a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard and Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

Composite Index--65% Standard and Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Lehman  Long-Term  Corporate AA or Better Bond  Index--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

Lehman Brothers Aggregate Bond Index--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)


Lipper Balanced Fund  Average--an  industry  benchmark of average balanced funds
with  similar  investment   objectives  and  policies,  as  measured  by  Lipper
Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                               GENERAL INFORMATION

Description of Shares and Voting Rights

   The Fund was established as a "business trust" under Pennsylvania law under a Declaration of Trust dated May 16, 1984. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently the Fund is offering shares of two Portfolios.


   The shares of each Portfolio are fully paid and non-assessable, except as set forth on page 18 under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

   The Fund will continue without limitation of time, provided however that:

      1) Subject to the majority vote of the holders of shares of any Portfolio of the Fund outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such Portfolio; and

      2) Subject to the majority of shares of any Portfolio of the Fund outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio.

   Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above, the Fund shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

Shareholder and Trustee Liability

   Under Pennsylvania law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees and Officers of the Fund believe that, in view of the above, the risk of personal liability to shareholders is remote.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS


   The Fund's financial statements as of and for the year ended December 31, 1997, appearing in the Fund's 1997 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                                     PART C
                         VANGUARD/TRUSTEES' EQUITY FUND
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits
        (a) Financial Statements

   The Registrant's Financial Statements as of and for the year ended December 31, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Reports to Shareholders which have been filed with the Commission.


        (b) Exhibits

         1. Declaration of Trust**
         2. By-Laws of Registrant**
         3. Not Applicable
         4. Not Applicable
         5. Investment Advisory Agreement
         6. Not Applicable
         7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
         8. Form of Custody Agreement**
         9. Form of Funds' Service Agreement**
        10. Opinion of Counsel**
        11. Consent of Independent Accountants*
        12. Financial Statements--reference is made to (a) above
        13. Not Applicable
        14. Not Applicable
        15. Not Applicable
        16. Schedule for Computation of Performance Quotations*
        27. Financial Data Schedule*
   ---------------
    * Filed herewith
   ** Previously filed

Item 25. Persons Controlled by or under Common Control with Registrant

   Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "The Portfolio and Vanguard" in the Prospectus constituting Part A and the caption "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

Item 26. Number of Holders of Securities

   As of December 31, 1997 there were 7,382 shareholders of the U.S. Portfolio and 40,145 shareholders of Vanguard International Value Portfolio.

Item 27. Indemnification

   Reference is made to Article XI of Registrant's Declaration of Trust.

Item 28. Business and Other Connections of Investment Adviser

   Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A of this Registration Statement, and the caption "Investment Advisory Services" included in Part B of this Registration Statement.

   UBS International Investment London Limited (UBSII) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of UBSII, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by UBSII pursuant to the Advisers Act (SEC File No. 801-8957).

   Geewax, Terker & Company (Geewax, Terker) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Geewax, Terker, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Geewax, Terker pursuant to the Advisers Act (SEC File No. 801-16965).

Item 29. Principal Underwriters

   (a) None

   (b) Not Applicable

Item 30. Location of Accounts and Records

   The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105.

Item 31. Management Services

   Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party to any management-related service contract.

Item 32. Undertakings

   Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 29th day of April, 1998.

   Vanguard Trustees' Equity Fund

BY:  (Raymond J.  Klapinsky)  John J.  Brennan*,  Chairman  and Chief  Executive
Officer

   Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

   BY: (Raymond J. Klapinsky)

      John C.  Bogle*,  Senior  Chairman  of the  Board  and  Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      John J. Brennan*,  Chairman, Chief Executive Officer and Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      Robert E. Cawthorn*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      Barbara B. Hauptfuhrer*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      Bruce K. MacLaury*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      Burton G. Malkiel*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      Alfred M. Rankin, Jr.*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      John C. Sawhill*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      James O. Welch, Jr.*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      J. Lawrence Wilson*, Trustee

      April 29, 1998

   BY: (Raymond J. Klapinsky)

      Richard F. Hyland*, Treasurer and Principal
      Financial Officer and Accounting Officer

      April 29, 1998

*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                                INDEX TO EXHIBITS


Consent of Independent Accountants.....................................EX-99.B11
Schedule for Computation of Performance Quotations.....................EX-99.B16
Financial Data Schedule................................................EX-27